                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                          THE MUNDER FRAMLINGTON FUNDS TRUST
     ---------------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)


     ---------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

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

[LOGO] MUNDERFUNDS

                             ST. CLAIR FUNDS, INC.
                      THE MUNDER FRAMLINGTON FUNDS TRUST
                            THE MUNDER FUNDS, INC.
                            THE MUNDER FUNDS TRUST

                               480 PIERCE STREET
                          BIRMINGHAM, MICHIGAN 48009
                                (800) 468-6337

                               February 21, 2003

Dear Munder Funds Shareholder:

   Please take note that a Special Meeting of Shareholders of certain of the separate investment series of St. Clair Funds, Inc. ("St. Clair"), The Munder Framlington Funds Trust ("Framlington"), The Munder Funds, Inc. ("Company"), and The Munder Funds Trust ("Trust"), will be held on April 28, 2003, at The Community House, Adams Room, 380 South Bates Street, Birmingham, Michigan 48009 at 10:00 a.m., Eastern time ("Meeting").

   The purpose of the meeting is to ask shareholders to consider the following proposals:

      1. To approve the election of Directors/Trustees for St. Clair, Framlington, the Company and the Trust;

      2. To approve a proposed Agreement and Plan of Reorganization and Redomiciliation ("Reorganization Agreement"), pursuant to which each series of St. Clair, each series of Framlington, each series of the Company named in the attached Notice of Special Meeting of Shareholders (other than Munder Fund of Funds) and each series of the Trust (each a "Fund" and collectively, the "Funds") would be reorganized as separate series of Munder Series Trust, a newly-created Delaware statutory trust ("New Trust");

      3. To approve the elimination or amendment of certain of the Funds' fundamental investment restrictions in order to modernize such Funds' investment restrictions and to increase their investment flexibility;

      4. To approve the reclassification of certain Funds' fundamental investment objectives as non-fundamental; and

      5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

   The Boards of Directors of St. Clair and the Company and the Boards of Trustees of Framlington and the Trust (referred to herein together as the "Board") have determined that shareholders of each applicable series will benefit from each of the proposals.

   If shareholders of each Fund approve the Reorganization Agreement described in the accompanying materials, all of the assets of such Fund will be exchanged for a number of shares of a corresponding series of the New Trust ("New Fund") representing the same aggregate net asset value on or about April 29, 2003 ("Reorganization"). Shares of each class of such New Fund will then be transferred to the shareholders of the corresponding class of the Fund in complete liquidation of the Fund. No sales charges will be imposed as a result of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization.

   In addition to the Reorganization, shareholders of each Fund (except Munder Fund of Funds) are also asked to approve the modification, reclassification or elimination of each Fund's fundamental investment restrictions. Shareholders of Munder Multi-Season Growth Fund and Munder Real Estate Equity Investment Fund are also asked to reclassify the fundamental investment objectives of those Funds as non-fundamental. These changes are intended to streamline and make uniform the restrictions applicable to all Funds in order to promote ease of administration of the investment program of each Fund and to modernize the investment limitations currently applicable to each Fund. Neither the Funds' investment advisor, Munder Capital Management, nor the sub-advisor, Framlington Overseas Investment Management Limited, presently intends to alter the way in which manages any of the Funds, nor does either believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with any Fund.

   We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

   Detailed information about each of the proposals is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than April 27, 2003.

   NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

   If you have any questions after considering the enclosed materials, please call 1-877-456-6339.

                            Sincerely,
                            /s/ James C. Robinson
                            James C. Robinson
                            President
                            St. Clair Funds, Inc.
                            The Munder Framlington Funds Trust
                            The Munder Funds, Inc.
                            The Munder Funds Trust

                       St. Clair Funds, Inc.
                       Liquidity Plus Money Market Fund
                       Munder Institutional Government
                         Money Market Fund
                       Munder Institutional Money Market
                         Fund
                       Munder Institutional S&P MidCap
                         Index Equity Fund
                       Munder Institutional S&P SmallCap
                         Index Equity Fund

                       The Munder Framlington Funds
                         Trust
                       Munder Emerging Markets Fund
                       Munder Healthcare Fund
                       Munder International Growth Fund

                       The Munder Funds, Inc.
                       Munder Fund of Funds
                       Munder Future Technology Fund
                       Munder International Bond Fund
                       Munder Micro-Cap Equity Fund
                       Munder MidCap Select Fund
                       Munder Multi-Season Growth Fund
                       Munder NetNet Fund
                      Munder Power Plus Fund
                      Munder Real Estate Equity Investment
                        Fund
                      Munder Small-Cap Value Fund

                      The Munder Funds Trust
                      Munder Balanced Fund
                      Munder Bond Fund
                      Munder Cash Investment Fund
                      Munder Index 500 Fund
                      Munder Intermediate Bond Fund
                      Munder International Equity Fund
                      Munder Large-Cap Value Fund
                      Munder Michigan Tax-Free Bond
                        Fund
                      Munder Small Company Growth Fund
                      Munder Tax-Free Bond Fund
                      Munder Tax-Free Money Market
                        Fund
                      Munder Tax-Free Short-Intermediate
                        Bond Fund
                      Munder U.S. Government Income
                        Fund
                      Munder U.S. Treasury Money Market
                        Fund

                               480 PIERCE STREET
                          BIRMINGHAM, MICHIGAN 48009
                                (800) 468-6337

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 2003

                               -----------------

To the Shareholders:

   St. Clair Funds, Inc. ("St. Clair"), The Munder Framlington Funds Trust ("Framlington"), The Munder Funds, Inc. ("Company"), and The Munder Funds Trust ("Trust"), on behalf of each of their series named above, will hold a special meeting of their shareholders ("Meeting") at The Community House, Adams Room, 380 South Bates Street, Birmingham, Michigan 48009, on April 28, 2003 at 10:00 a.m., Eastern Time, for the following purposes:

      1. To approve the election of Directors/Trustees of St. Clair, Framlington, the Company and the Trust;

      2. To approve an Agreement and Plan of Reorganization and Redomiciliation providing for (i) the acquisition of all of the assets of each series of St. Clair, each series of Framlington, each series of the Company named above (other than Munder Fund of Funds) and each series of the Trust (each a "Fund" and collectively, the "Funds") by a corresponding series

   ("New Fund") of the Munder Series Trust, a new Delaware statutory trust ("New Trust"), in exchange for shares of the New Fund and the assumption of all liabilities of each Fund by the corresponding New Fund and (ii) the subsequent liquidation of each Fund;

      3. To approve the amendment or elimination of certain of the Funds' fundamental investment restrictions in order to modernize their investment restrictions and increase their investment flexibility;

      4. To approve the reclassification of certain Funds' fundamental investment objectives as non-fundamental; and

      5. To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.

   You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any series of St. Clair, Framlington, the Company or the Trust listed above at the close of business on February 12, 2003.

   Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

 To vote by Telephone:                  To vote by Internet:
 ---------------------                  --------------------
 (1) Read the Proxy Statement and       (1) Read the Proxy Statement and
 have your Proxy card at hand.          have your Proxy card at hand.
 (2) Call the toll-free number that     (2) Go to the website that appears on
 appears on your Proxy card.            your Proxy card.
 (3) Enter the control number set forth (3) Enter the control number set forth
 on the Proxy card and follow the       on the Proxy card and follow the
 simple instructions.                   simple instructions.

   We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

        PLEASE RESPOND--WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID
                THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                            YOUR VOTE IS IMPORTANT.

                            By Order of the Boards of Directors/Trustees,

                            /s/ Stephen J. Shenkenberg
                            Stephen J. Shenkenberg
                            Secretary

February 21, 2003

St. Clair Funds, Inc.
Liquidity Plus Money Market Fund ("Liquidity Plus")
Munder Institutional Government Money Market Fund ("Government Money Market") Munder Institutional Money Market Fund ("Institutional Money Market")
Munder Institutional S&P MidCap Index Equity Fund ("S&P MidCap Index")
Munder Institutional S&P SmallCap Index Equity Fund ("S&P SmallCap Index")

The Munder Framlington Funds Trust
Munder Emerging Markets Fund ("Emerging Markets")
Munder Healthcare Fund ("Healthcare")
Munder International Growth Fund ("International Growth")

The Munder Funds, Inc.
Munder Fund of Funds ("Fund of Funds")
Munder Future Technology Fund ("Future Technology")
Munder International Bond Fund ("International Bond")
Munder Micro-Cap Equity Fund ("Micro-Cap Equity")
Munder MidCap Select Fund ("MidCap Select")
Munder Multi-Season Growth Fund ("Multi-Season Growth")
Munder NetNet Fund ("NetNet")
Munder Power Plus Fund ("Power Plus")
Munder Real Estate Equity Investment Fund ("Real Estate")
Munder Small-Cap Value Fund ("Small-Cap Value")

The Munder Funds Trust
Munder Balanced Fund ("Balanced")
Munder Bond Fund ("Bond")
Munder Cash Investment Fund ("Cash Investment")
Munder Index 500 Fund ("Index 500")
Munder Intermediate Bond Fund ("Intermediate Bond")
Munder International Equity Fund ("International Equity")
Munder Large-Cap Value Fund ("Large-Cap Value")
Munder Michigan Tax-Free Bond Fund ("Michigan Tax-Free")
Munder Small Company Growth Fund ("Small Company Growth")
Munder Tax-Free Bond Fund ("Tax-Free Bond")
Munder Tax-Free Money Market Fund ("Tax-Free Money Market")
Munder Tax-Free Short-Intermediate Bond Fund ("Tax-Free Short-Intermediate
  Bond")
Munder U.S. Government Income Fund ("U.S. Government Income")
Munder U.S. Treasury Money Market Fund ("U.S. Treasury Money Market")

                               -----------------
                                PROXY STATEMENT
                               -----------------

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28 , 2003

   This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Boards of Directors/Trustees ("Board") of St. Clair Funds, Inc. ("St. Clair"), The Munder Framlington Funds Trust ("Framlington"), The Munder Funds, Inc. ("Company"), and The Munder Funds Trust ("Trust"), on behalf of each of their series named above, to be voted at a Special Meeting of Shareholders to be held on April 28, 2003, at The Community House, Adams Room, 380 South Bates Street, Birmingham, Michigan 48009, at 10:00 a.m., Eastern time ("Meeting"), for the purposes set forth below and described in greater detail in this Proxy Statement.

   For purposes of this Proxy Statement, each series of St. Clair, each series of Framlington, each series of the Company (other than Fund of Funds) and each series of the Trust listed above may be referred to as a "Fund" or collectively as the "Funds." Fund of Funds will be identified separately to the extent applicable.

   The following Proposals will be considered and acted upon at the Meeting:

   -                         Proposal                      Fund(s) Affected Page
         ------------------------------------------------- ---------------- ----
  1. To approve the election of Directors/Trustees         All Funds and      5
                                                           Fund of Funds

  2. To approve an Agreement and Plan of Reorganization    All Funds         13
    and Redomiciliation, a form of which is set forth in
    Exhibit A, providing for the acquisition of all of the
    assets of each Fund by a corresponding series ("New
    Fund") of the Munder Series Trust, a new Delaware
    statutory trust ("New Trust"), in exchange for shares
    of the New Fund, the assumption of all liabilities of
    each Fund by the corresponding New Fund, and the
    subsequent liquidation of each Fund

  3. To approve the amendment or elimination of the                          34
    fundamental investment restrictions regarding:

         3.A  Diversification                              All Funds         36

         3.B  Borrowing                                    All Funds         38

         3.C  Senior Securities                            All Funds         39

         3.D  Underwriting Securities                      All Funds         40

         3.E  Real Estate                                  All Funds         40

         3.F  Making Loans                                 All Funds         41

         3.G  Concentration of Investments                 All Funds         42

         3.H  Commodities                                  All Funds         43

         3.I   Pledging, Mortgaging and Hypothecating Fund All Funds         44
              Assets

         3.J   Illiquid Securities                         Liquidity Plus    45

         3.K  Investments for Control                      All Funds except  46
                                                           Liquidity Plus

  -                Proposal                       Fund(s) Affected         Page
      ----------------------------------- -------------------------------- ----
      3.L Investments in Other Investment Balanced, Bond, Cash Investment,  46
        Companies                         Index 500, International Equity,
                                          Intermediate Bond, Large-Cap
                                          Value, Michigan Tax-Free, Small
                                          Company Growth, Tax-Free
                                          Bond, Tax-Free Money Market,
                                          Tax-Free Short-Intermediate
                                          Bond, U.S. Government Income,
                                          U.S. Treasury Money Market
      3.M Writing and Selling Options     Balanced, Bond, Cash Investment,  47
                                          Index 500, International Equity,
                                          Intermediate Bond, Large-Cap
                                          Value, Michigan Tax-Free Bond,
                                          Small Company Growth, Tax-
                                          Free Bond, Tax-Free Money
                                          Market, Tax-Free Short-
                                          Intermediate Bond, U.S.
                                          Government Income, U.S.
                                          Treasury Money Market
      3.N Interests in Oil, Gas, Etc.     Balanced, Bond, Cash Investment,  47
                                          Index 500, International Equity,
                                          Intermediate Bond, Large-Cap
                                          Value, Michigan Tax-Free Bond,
                                          Small Company Growth, Tax-
                                          Free Bond, Tax-Free Money
                                          Market, Tax-Free Short-
                                          Intermediate Bond, U.S.
                                          Government Income, U.S.
                                          Treasury Money Market
      3.O Margin Activities and Short     All Funds except Government       48
        Selling                           Money Market, Institutional
                                          Money Market, S&P MidCap
                                          Index Equity and S&P SmallCap
                                          Index Equity
      3.P  Reverse Repurchase Agreements  Emerging Markets, Government      48
                                          Money Market, Healthcare,
                                          Institutional Money Market,
                                          International Growth, S&P
                                          MidCap Index, S&P
                                          SmallCap Index

     -                     Proposal                   Fund(s) Affected  Page
         -------------------------------------------- ----------------- ----
                                                      Tax-Free Short-    49
         3.Q Joint Accounts                           Intermediate Bond
         3.R Investments in which Director/Officer is Tax-Free Short-    49
           Invested                                   Intermediate Bond
         3.S  Unseasoned Companies                    Tax-Free Short-    50
                                                      Intermediate Bond

    4. To approve the reclassification of the Fund's  Multi-Season       51
      fundamental investment objective as non-        Growth and Real
      fundamental                                     Estate

   You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of any Fund or the shares of the Fund of Funds at the close of business on February 12, 2003 ("Record Date"). The date of the first mailing of the proxy cards and this Proxy Statement to shareholders will be on or about February 21, 2003.

   Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Funds (or the Fund of Funds, as applicable) a subsequently dated proxy, (2) deliver to the Funds (or the Fund of Funds, as applicable) a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

   The presence in person or by proxy of the holders of record of one-third of the total outstanding shares of the Company, and a majority of the total outstanding shares of St. Clair, Framlington, or the Trust shall constitute a quorum at the Meeting for purposes of Proposal 1, permitting action to be taken for the election of the Boards of Directors/Trustees. The presence in person or by proxy of the holders of record of one-third of the outstanding shares of each Fund that is a series of the Company, and a majority of the outstanding shares of each Fund that is a series of St. Clair, Framlington, or the Trust shall constitute a quorum at the Meeting for purposes of Proposals 2, 3 and 4 permitting action to be taken with respect to that Fund.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies.

The persons named as proxies will vote in favor of such adjournment with respect to any proposal those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment with respect to any proposal those proxies required to be voted against that proposal.

   If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the proxy form included with this Proxy Statement or attend the Meeting in person.

   The most recent annual report of St. Clair, Framlington, the Company and the Trust, including financial statements, for the fiscal year ended June 30, 2002 (December 31, 2001 in the case of St. Clair), and the most recent semi-annual report of St. Clair for the semi-annual period ended June 30, 2002, have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact St. Clair, Framlington, the Company or the Trust by writing to the address set forth on the first page of this proxy statement or by calling 800-468-6337. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

                               -----------------
                    Proposal 1--All Funds and Fund of Funds

                      ELECTION OF THE DIRECTORS/TRUSTEES
                               -----------------

What are shareholders being asked to approve in Proposal 1?

   The purpose of this proposal is to elect a Board of Directors for St. Clair and the Company and a Board of Trustees for Framlington and the Trust. It is intended that the enclosed proxy will be voted for the election as Directors of St. Clair and the Company and Trustees of Framlington and the Trust of the eight nominees listed below ("Nominees"). All Nominees named below except Mr. John Engler are currently Directors of St. Clair and the Company and Trustees of Framlington and the Trust and each has served in that capacity since originally elected or appointed.

Who are the Nominees to the Board?

   Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Director/Trustee is not an "interested person" of St. Clair, Framlington, the Company and the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means the series of St. Clair, Framlington, the Company, the Trust and The Munder @Vantage Fund ("@Vantage").

                                                                                       Number of
                           Position(s)                                                 Portfolios
                         with St. Clair,                              Principal         in Fund        Other
                          Framlington,     Term of Office and       Occupation(s)       Complex*   Directorships
                          the Company,       Length of Time            During           Overseen      Held by
Name, Address and Age     and the Trust          Served             Past 5 Years       by Nominee     Nominee
---------------------   ----------------- -------------------- ----------------------- ---------- ----------------
Independent Nominees
Charles W. Elliott      Director/Trustee  Indefinite**         Consultant, self-           35     None
c/o The Munder Funds    and Chairman      Company since 2/95   employed (since
480 Pierce Street                         St. Clair since 2/94 7/95); Trustee,
Suite 300                                 Trust since 11/89    @Vantage (since
Birmingham, MI 48009                      Framlington since    8/00) and Munder
Age: 71                                   11/96                Series Trust (since
                                                               2/03).

John Rakolta, Jr.       Director/Trustee  Indefinite**         Chairman and Chief          35     None
c/o The Munder Funds    and Vice Chairman Company since 2/93   Executive Officer,
480 Pierce Street                         St. Clair since 4/95 Walbridge Aldinger
Suite 300                                 Trust since 4/95     Company
Birmingham, MI 48009                      Framlington since    (construction com-
Age: 55                                   11/96                pany) (since 1991);
                                                               Trustee, @Vantage
                                                               (since 8/00)
                                                               since and Munder
                                                               Series Trust (since
                                                               2/03).
David J. Brophy         Director/Trustee  Indefinite**         Professor of Finance,       35     DirectPlacement,
c/o The Munder Funds                      Company since 5/93   University of                      Inc. (financial
480 Pierce Street                         St. Clair since 4/95 Michigan-Business                  technology
Suite 300                                 Trust since 4/95     School (since 8/66);               company)
Birmingham, MI 48009                      Framlington since    Trustee, @Vantage                  (since 2/02).
Age: 66                                   11/96                (since 8/00) and
                                                               Munder Series
                                                               Trust (since 2/03).

Dr. Joseph E. Champagne Director/Trustee  Indefinite**         Vice President,             35     None
c/o The Munder Funds                      Company since 2/95   Macomb College
480 Pierce Street                         St. Clair since 2/94 (since 2001); Dean,
Suite 300                                 Trust since 11/89    Macomb College
Birmingham, MI 48009                      Framlington since    (since 9/97); Trustee,
Age: 64                                   11/96                @Vantage (since
                                                               8/00) and Munder
                                                               Series Trust (since
                                                               2/03).

Thomas D. Eckert        Director/Trustee  Indefinite**         Director, President         35     None
c/o The Munder Funds                      Company since 2/93   and Chief Executive
480 Pierce Street                         St. Clair since 4/95 Officer, Capital
Suite 300                                 Trust since 4/95     Automotive REIT
Birmingham, MI 48009                      Framlington since    (real estate investment
Age: 55                                   11/96                trust specializing in
                                                               retail automotive
                                                               properties) (since
                                                               10/97); Trustee,
                                                               @Vantage (since
                                                               8/00) and Munder
                                                               Series Trust (since
                                                               2/03).

                                                                                         Number of
                             Position(s)                                                 Portfolios
                           with St. Clair,                              Principal         in Fund         Other
                            Framlington,     Term of Office and       Occupation(s)       Complex*    Directorships
                            the Company,       Length of Time            During           Overseen       Held by
Name, Address and Age       and the Trust          Served             Past 5 Years       by Nominee      Nominee
---------------------      ---------------- -------------------- ----------------------- ---------- -----------------

Dr. Arthur T. Porter       Director/Trustee Indefinite**         President and Chief         35     None
3990 John R.                                Company since 2/01   Executive Officer of
Detroit, MI 48201                           St. Clair since 2/01 the Detroit Medical
Age: 46                                     Trust since 2/01     Center (since 3/99);
                                            Framlington since    Professor with Tenure
                                            2/01                 and Chairman of
                                                                 Radiation Oncology
                                                                 of Wayne State
                                                                 University School of
                                                                 Medicine (3/91 to
                                                                 3/99); Trustee,
                                                                 @Vantage (since
                                                                 8/00) and Munder
                                                                 Series Trust (since
                                                                 2/03).

John Engler                N/A              N/A                  President of State and      35     Universal
c/o The Munder Funds                                             Local Government/                  Forest Products,
480 Pierce Street                                                Vice President of                  Inc.
Suite 300                                                        Government                         (manufacturer
Birmingham, MI 48009                                             Solutions for North                and distributor
Age: 54                                                          America, Electronic                of lumber
                                                                 Data Systems Corp.                 products)
                                                                 (computer services)                (since 1/03);
                                                                 (since 1/03);                      Northwest
                                                                 Governor of the State              Airlines
                                                                 of Michigan (1/91 to               (airline)
                                                                 1/03); Trustee,                    (since 1/03).
                                                                 Munder Series Trust
                                                                 (since 2/03).
Interested Nominees
Michael T. Monahan+        Director/Trustee Indefinite**         President of Monahan        35     CMS Energy
3707 West Maple Rd.                         Company since 8/00   Enterprises, LLC                   Corporation
Suite 102                                   St. Clair since 8/00 (consulting company)               (energy
Bloomfield Hills, MI 48301                  Trust since 8/00     (since 6/99);                      company)
Age: 64                                     Framlington since    Chairman of Munder                 (since 12/02);
                                            8/00                 Capital Management                 Guilford Mills,
                                                                 (investment advisor)               Inc. (supplier of
                                                                 (10/99 to 12/00);                  automotive
                                                                 Chairman and Chief                 textile products)
                                                                 Executive Officer of               (since 10/02).
                                                                 Munder Capital
                                                                 Management (10/99
                                                                 to 12/99); President of
                                                                 Comerica
                                                                 Incorporated (bank
                                                                 holding company)
                                                                 (6/92 to 6/99);
                                                                 Trustee, @Vantage
                                                                 (since 8/00) and
                                                                 Munder Series
                                                                 Trust (since 2/03).

--------
* The New Trust consists of 31 "shell" series of the date of this proxy statement. The New Trust was formed solely for the purposes of completing the Reorganization of the Funds, as described in Proposal 2. As a result, the series of the New Trust have not been included in the totals in this column.
** The Director/Trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of St. Clair, Framlington, the Company and the Trust, any Director/Trustee shall retire as Director/Trustee at the end of the calendar year in which he or she attains the age of 72 years.
+ Mr. Monahan is an "interested" nominee as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc., the indirect parent company of Munder Capital Management, the investment advisor to each series of St. Clair, Framlington, the Company and the Trust.

Executive Officers

   Officers of St. Clair, Framlington, the Company and the Trust are elected annually by the Boards of Directors/Trustees to oversee the day-to-day activities of each series of St. Clair, Framlington, the Company and the Trust, respectively. The Boards of Directors/Trustees have elected officers for St. Clair, Framlington, the Company and the Trust. Information about the executive officers of St. Clair, Framlington, the Company and the Trust, including their principal occupations during the past five years, are set forth in the Exhibit
B. Each of these officers are also officers and/or employees of Munder Capital Management ("MCM").

Share Ownership

   As of the Record Date, each of the Nominees, Directors, Trustees and executive officers of St. Clair, Framlington, the Company and the Trust solicited by this Proxy Statement beneficially owned individually and collectively as a group ("Group") less than 1% of the outstanding shares of each class of each series of St. Clair, Framlington, the Company and the Trust, respectively, except as follows:

                                        Amount and Nature of    Percent
        Fund/Name of Beneficial Owner   Beneficial Ownership*   of Class
        ----------------------------- ------------------------- --------
            Future Technology
              James C. Robinson       71,231.730 Class Y shares    5.42%
               Group                  82,121.451 Class Y shares    6.25%
            Micro-Cap Equity
              James C. Robinson       9,556.885 Class Y shares     2.04%
               Group                  13,114.622 Class Y shares    2.80%
            NetNet
              James C. Robinson       11,871.123 Class Y shares    4.00%
              John Rakolta, Jr.       12,540.748 Class Y shares    4.23%
               Group                  31,716.311 Class Y shares   10.70%
            Healthcare
              James C. Robinson       8,094.668 Class Y shares     2.16%
               Elyse G. Essick        4,550.666 Class Y shares     1.21%
               Group                  13,358.109 Class Y shares    3.56%
            Emerging Markets
              James C. Robinson       18,547.005 Class Y shares    2.36%
               Group                  19,453.218 Class Y shares    2.47%

--------
* Each beneficial owner holds sole voting and investment power with respect to all amounts shown, except that (1) Ms. Essick does not have voting power with respect to 572.328 shares of Healthcare held through a retirement plan and (2) certain members of the Group do not have voting power with respect to 1,016.156 shares of Micro-Cap Equity, 848.703 shares of NetNet and
   906.213 shares of Emerging Markets held through a retirement plan.

   The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the series of St. Clair, Framlington, the Company and the Trust solicited by this Proxy Statement and of all funds in the Fund Complex as of the Record Date. The information as to beneficial ownership is based on statements furnished by each Nominee.

                                                       Aggregate Dollar
                                                        Range of Equity
                                                       Securities in All
                                                     Registered Investment
                                                      Companies Overseen
                                  Dollar Range of       by Director in
                                Equity Securities in Family of Investment
                                     the Series            Companies
                                -------------------- ---------------------
     Independent Nominees

     Charles W. Elliott                                 Over $100,000
        Cash Investment            Over $100,000
        Future Technology         $10,001-$50,000
        NetNet                    $10,001-$50,000
        All other Funds                 None

     John Rakolta, Jr.                                  Over $100,000
        Future Technology         $10,001-$50,000
        Index 500                  Over $100,000
        NetNet                     Over $100,000
        All other Funds           $50,001-$100,000

     David J. Brophy                                   $10,001-$50,000
        NetNet                    $10,001-$50,000
        All other Funds                 None

     Joseph E. Champagne                               $10,001-$50,000
        Balanced                     $1-$10,000
        Future Technology            $1-$10,000
        Micro-Cap Equity             $1-$10,000
        NetNet                       $1-$10,000
        U.S. Government Income    $10,001-$50,000
        All other Funds                 None

     Thomas D. Eckert                                  $50,001-$100,000
        Healthcare                $10,001-$50,000
        Real Estate               $10,001-$50,000
        Small-Cap Value           $10,001-$50,000
        All other Funds                 None

     Arthur T. Porter                                  $10,001-$50,000
        Balanced                  $10,001-$50,000
        Index 500                 $10,001-$50,000
        Micro-Cap Equity          $10,001-$50,000
        All other Funds                 None

     John Engler                        None                 None

                                                       Aggregate Dollar
                                                        Range of Equity
                                                       Securities in All
                                                     Registered Investment
                                                      Companies Overseen
                                  Dollar Range of       by Director in
                                Equity Securities in Family of Investment
                                     the Series            Companies
                                -------------------- ---------------------

      Interested Nominee

      Michael T. Monahan                                 Over $100,000
         Cash Investment             $1-$10,000
         Multi-Season Growth      $10,001-$50,000
         Small Company Growth     $10,001-$50,000
         Small-Cap Value          $50,001-$100,000
         Tax-Free Money Market     Over $100,000
         All other Funds          $10,001-$50,000

   It is expected that each Board of Directors/Trustees, each of which is currently composed of one interested Director/Trustee and six Independent Directors/Trustees, will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended June 30, 2002, the Boards of Directors/Trustees of Framlington and the Company met four times and the Board of Trustees of the Trust met five times. During the fiscal year ended December 31, 2002, the Board of Directors of St. Clair, which is currently composed of one interested Director/Trustee and six Independent Directors/Trustees, also met five times. Each incumbent Director/Trustee attended at least 75% of the meetings of the Boards held during the last fiscal year, including the meetings of the Boards' standing Committees on which such Director/Trustee was a member.

Material Relationships of Independent Directors/Trustees

   Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT ("CARS"), a publicly-held real estate investment trust specializing in retail automotive properties. During the calendar years 2001 and 2002, CARS had multiple secured lines of credit with leading commercial banks or lending facilities, including one with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated, which is the indirect parent company of MCM, the Funds' investment adviser. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company ("Walbridge"), a privately-owned construction company. During the calendar years 2001 and 2002, Walbridge had a stand-by line of credit with Comerica Bank. In both cases, these lines of credit are standard agreements that were negotiated at arm's-length and contain customary terms, conditions and interest rates.

Compensation

   Trustees of Framlington and the Trust who are not employees of MCM, the investment advisor to each series of St. Clair, Framlington, the Company and the

Trust, or any of its affiliates and Directors of St. Clair and the Company who are not employees of MCM or any of its affiliates receive an aggregate annual retainer from St. Clair, Framlington, the Company and the Trust for service on those organizations' respective Boards of $68,000 ($90,000 for the Chairman). Each Trustee of @Vantage is paid an annual retainer of $4,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees and Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

   The following table summarizes the compensation paid to the Directors/Trustees of St. Clair, Framlington, the Company and the Trust, including committee fees, for the twelve-month period ended December 31, 2002.

                                                                             Pension or
                                                                             Retirement                Total
                                                                              Benefits  Estimated  Compensation
                     Aggregate    Aggregate      Aggregate      Aggregate    Accrued as   Annual     from Fund
                    Compensation Compensation  Compensation    Compensation   Part of    Benefits  Complex Paid
Name of               from the     from the        from            from         Fund       upon    to Directors/
Director/Trustee    Company/(1)/  Trust/(1)/  Framlington/(1)/ St.Clair/(1)/  Expenses  Retirement Trustees/(2)/
----------------    ------------ ------------ ---------------  ------------  ---------- ---------- -------------
Charles W. Elliott    $31,213      $41,015        $5,596         $12,176        None       None       $94,000
John Rakolta, Jr.     $24,624      $32,356        $4,415         $ 9,605        None       None       $75,000
David J. Brophy       $23,583      $30,989        $4,228         $ 9,200        None       None       $72,000
Joseph E. Champagne   $24,624      $32,356        $4,415         $ 9,605        None       None       $75,000
Thomas D. Eckert      $24,624      $32,356        $4,415         $ 9,605        None       None       $75,000
Michael T. Monahan    $23,583      $30,989        $4,228         $ 9,200        None       None       $72,000
Arthur T. Porter      $23,583      $30,989        $4,228         $ 9,200        None       None       $72,000

--------
/(1)/ For the twelve-month period ended December 31, 2002, Mr. Elliott, Mr.
      Eckert and Dr. Porter each deferred all of his compensation pursuant to the deferred compensation plan described below. The total compensation from St. Clair, Framlington, the Company, and the Trust deferred by the Directors/Trustees was $90,000 for Mr. Elliott, $71,000 for Mr. Eckert and $68,000 for Dr. Porter.
/(2)/ As of December 31, 2002, the Fund Complex consisted of 36 Funds.

   The Boards of Directors/Trustees of St. Clair, Framlington, the Company, the Trust and @Vantage adopted a deferred compensation plan ("Plan") on August 14, 2001. The Plan permits each director/trustee who receives compensation from the series of St. Clair, Framlington, the Company, the Trust and @Vantage to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption, each Director/Trustee had 30 days to elect to defer fees earned from the series of St. Clair, Framlington, the Company, the Trust and @Vantage for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Director/Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the series of St. Clair, Framlington, the Company, the Trust and @Vantage selected by the deferring Director/Trustee. These amounts will not, however, actually be invested in shares of the series of St. Clair, Framlington, the Company, the Trust and @Vantage and the obligations of St. Clair, Framlington, the Company, the Trust and @Vantage to make payments under the Plan will be unsecured general obligations of the series of St. Clair, Framlington, the Company, the Trust and @Vantage, payable out of the general assets and property of the series of St. Clair, Framlington, the Company, the Trust and @Vantage. A Director/Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or
(3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Director/Trustee (up to 10 years). If a Director/Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum. It is expected that the deferred fee arrangements under the Plan will survive the Reorganization. The New Trust has adopted a deferred compensation plan that is substantially similar to the Plan in all material respects and that will be effective at the time of the Reorganization.

Standing Committees

   St. Clair, Framlington, the Company and the Trust each have a standing Audit Committee presently consisting of Mr. Eckert, Dr. Brophy, Dr. Porter and
Mr. Rakolta. All are members of the Board and are not considered to be "interested persons" of St. Clair, Framlington, the Company or the Trust, as that term is defined in the 1940 Act ("Independent Directors/Trustees"). The principal functions of each Audit Committee is to recommend to the Board the appointment of the independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. Each Board has adopted a written charter for the Audit Committee. During the most recent fiscal year of each of St. Clair, Framlington, the Company and the Trust, the Audit Committee met two times.

   St. Clair, Framlington, the Company and the Trust each have a Nominating Committee presently consisting of Dr. Brophy, Dr. Champagne, Mr. Eckert and Mr. Rakolta. The function of each Nominating Committee is to recommend candidates for election to the Board as independent board members. The Nominating Committee will not consider nominees recommended by shareholders. During the most recent fiscal year of each of St. Clair, Framlington, the Company and the Trust, the Nominating Committee did not meet.

   St. Clair, Framlington, the Company and the Trust each have a Board Process and Compliance Oversight Committee presently consisting of Dr. Champagne,
Mr. Monahan and Dr. Porter. The function of each Board Process and Compliance Oversight Committee is to review and assess the adequacy of the Board's ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding director compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with management to review the ongoing adherence by St. Clair, Framlington, the Company and the Trust, respectively, to its applicable compliance guidelines and review reports and other information concerning the status of its compliance with applicable regulatory requirements and valuation procedures. During the most recent fiscal year of each of St. Clair, Framlington, the Company and the Trust, the Board Process and Compliance Oversight Committee met four times.

   Shareholder Approval: Election of the Nominees for Directors/Trustees must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The votes of each series of St. Clair, each series of Framlington, each series of the Company solicited by this Proxy Statement and each series of the Trust will be counted together with respect to the election of the Nominees for St. Clair, Framlington, the Company and the Trust, respectively. For the purposes of determining the votes of the Company cast for this Proposal, the votes cast at a separate meeting by shareholders of two additional series of the Company that are not included in this Proxy Statement will also be counted.

   THE BOARDS OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE
     ELECTION OF EACH OF THE NOMINEES TO THE BOARDS OF DIRECTORS/TRUSTEES.

                               -----------------
                             Proposal 2--All Funds

                     APPROVAL OF AN AGREEMENT AND PLAN OF
                      REORGANIZATION AND REDOMICILIATION
                               -----------------

   At a meeting of the Board held on February 11, 2003, the Board approved on behalf of each of St. Clair, Framlington, the Company and the Trust and their respective Funds an Agreement and Plan of Reorganization and Redomiciliation ("Reorganization Agreement") substantially in the form attached to this Proxy Statement as Exhibit A. Fund shareholders are now being asked to approve the Reorganization Agreement. If shareholders of each Fund approve the proposal, the Directors/Trustees and officers of St. Clair, Framlington, the Company and the Trust will execute and implement the Reorganization Agreement on behalf of such Fund. If approved, we expect the Reorganization to take effect on or about April 29, 2003 ("Closing Date"), although that date may be adjusted in accordance with the Reorganization Agreement.

What are shareholders being asked to approve in Proposal 2?

   Shareholders of each Fund are asked to consider the proposed Reorganization Agreement, which contemplates:

  . the transfer of all of the assets of each Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the New Fund of all of the liabilities of the Fund;

  . the distribution to each shareholder of each class of each Fund of the same number of shares of the corresponding class of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Fund held by that shareholder on the Closing Date; and

  .   the subsequent complete liquidation of the Fund.

   For a more detailed discussion of the terms of the Reorganization Agreement, please refer to "Summary of the Reorganization Agreement," below.

   Prior to shares of the New Funds being distributed to the Funds' shareholders, the Funds, as sole shareholders of the New Trust, will be asked to vote on certain issues regarding the organization of the New Trust. A Fund will vote in favor of such matters regarding the organization of the New Trust only to the extent that the shareholders of that Fund have voted in favor of the proposed Reorganization. Thus, shareholders of the Funds, in approving the proposed Reorganization, will also, in effect, be approving the following matters with respect to the New Trust:

  .   Election of the Trustees;

  . Approval of investment advisory agreements and, if applicable, approval of a sub-advisory agreement, all of which will be substantially similar to the agreements currently in place with respect to the Funds, except as noted below;

  . Approval of the Distribution and Service Plan with respect to each applicable New Fund and its classes; and

  . Approval of the liquidation and dissolution of St. Clair, Framlington, the Company and the Trust, to the extent such approval is required.

   Shareholders of the Funds are not being asked to vote separately on these issues. More information on each of these items is discussed below under "Matters On Which the New Funds Will Vote."

Why is the Board recommending the Reorganization?

   The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating five different business entities--St. Clair, Framlington, the Company, the Trust and @Vantage (which is not proposed to be part of the Reorganization)--in three different states. In unanimously approving the Reorganization, the Directors/Trustees of St. Clair, Framlington, the Company and the Trust determined that the proposed Reorganization would be in the best interests of each Fund and that the interests of each Fund's shareholders would not be diluted as a result of the Reorganization. We summarize below the key factors considered by the Directors/Trustees:

  . The Funds' investment advisor, MCM, has informed the Directors/Trustees that it believes that by establishing the New Trust and reorganizing each Fund into that single entity, the New Funds should be able to realize greater operating efficiencies.

  . In recent years, many mutual funds have reorganized as Delaware statutory trusts. MCM has also informed the Directors/Trustees that it believes that the proposed Delaware statutory trust form provides the most flexible and cost-efficient method of operating the Funds for the benefit of Fund shareholders.

  . The Directors/Trustees considered, with a few exceptions that are discussed below, that the investment objective, policies and restrictions of each Fund will be identical to those of the corresponding New Fund, and the Funds will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the Reorganization.

What effect will the Reorganization have on the Funds and their shareholders?

   Immediately after the Reorganization, shareholders of the Funds will own shares of the corresponding class of each corresponding New Fund that are equal in number and in value to the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganization. For example, if you currently own 100 Class A shares of a Fund, immediately after the closing of the Reorganization, you would own 100 Class A shares of the corresponding New Fund having the same net asset value as your original 100 shares of the Fund.

   As a result of the Reorganization, shareholders of those Funds that are series of St. Clair or the Company, each of which is a Maryland corporation, and Framlington and the Trust, each of which is a Massachusetts business trust, will become shareholders of the New Funds, each of which is a series of a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see "A Comparison of the New Trust and St. Clair, Framlington, the Company and the Trust."

   The Reorganization will not result in any change in the name, investment objective or principal investment strategies, investment advisor, portfolio managers or service providers of any of the Funds. Each New Fund will offer the same shareholder services as its corresponding Fund.

Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

   No. The full value of your shares of a Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission or other transactional fee being imposed.

What will be the federal income tax consequences of the Reorganization?

   As a condition to each Fund's obligation to consummate the Reorganization, St. Clair, Framlington, the Company, the Trust and New Trust will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended ("Tax Code"), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes.

Who is bearing the expenses related to the Reorganization?

   Each Fund will bear an allocated portion of all mailing, printing and tabulation expenses associated with the Reorganization based upon the number of shareholder accounts of each Fund. Legal costs will be allocated equally among the Funds regardless of the assets of each Fund. Expenses associated with the solicitation of proxies will be allocated among the Funds based upon the number of shareholder accounts for Funds requiring proxy solicitation assistance.

                    SUMMARY OF THE REORGANIZATION AGREEMENT

   We summarize below the important terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement itself, which is set forth in Exhibit A to this Proxy Statement.

   The Reorganization Agreement provides that each New Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Fund in exchange for shares of the New Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties. The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number of full and fractional shares of the Fund you own on the Closing Date and will be of the same class as the shares you own on the Closing Date.

   As part of the closing of the Reorganization, each Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Closing Date the shares of a New Fund received by the corresponding Fund in the Reorganization. We will accomplish the liquidation and distribution with respect to each class of the Fund's shares by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-opened accounts on the books of that New Fund in the names of the Fund shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

   After such distribution, St. Clair, Framlington, the Company and the Trust will take all necessary steps under applicable state law, their respective governing instruments, and any other applicable law to effect a complete dissolution of the

Funds and St. Clair, Framlington, the Company and the Trust. The Board has determined, with respect to each Fund, that the interests of shareholders of each Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund and its shareholders.

   The Reorganization Agreement must be approved by shareholders of each Fund, voting separately. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding New Fund, the Reorganization Agreement will continue to remain in full force and effect with respect to the reorganizations, redomiciliations and liquidations of the other Funds and their corresponding New Funds for which such shareholder approval has been granted. The Reorganization Agreement further provides that the benefits and obligations attendant to the Reorganization are severable with respect to each Fund and its corresponding New Fund.

   The Reorganization Agreement may be terminated and the Reorganization abandoned, with respect to one or more Funds or with respect to all Funds, at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Funds, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable with respect to such Fund(s). The Reorganization Agreement provides that the New Trust, St. Clair, Framlington, the Company, or the Trust may waive compliance with any of the covenants or conditions made therein for the benefit of any Fund or New Fund, as applicable, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of each Fund; and (2) St. Clair, Framlington, the Company or the Trust each receive an opinion of counsel that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

                  COMPARISON OF THE NEW TRUST AND ST. CLAIR,
                    FRAMLINGTON, THE COMPANY AND THE TRUST

   St. Clair and the Company are each Maryland corporations governed by its own Articles of Incorporation, By-Laws and a Board of Directors. Framlington and the Trust are each Massachusetts business trusts governed by its own
Declaration of Trust, By-Laws and a Board of Trustees. The New Trust is a Delaware statutory trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees. The operations of the New Trust, St. Clair, Framlington, the Company and the Trust are also governed by applicable state and Federal law.

   Certain differences and similarities between these entities are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

General

   Under the Declaration of Trust and By-Laws of the New Trust, the Trustees of the New Trust will have more flexibility than Directors/Trustees of St. Clair, Framlington, the Company and the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the New Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the New Trust to take certain actions, for example, establishing new investment series of the New Trust, without filing additional documentation with the state, which would otherwise require additional time and costs.

   Importantly, the Trustees of the New Trust will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Directors/Trustees with respect to the Funds and their shareholders.

Shareholder Liability

   Generally, liability is limited for shareholders of the New Trust to the same extent as for shareholders of St. Clair and the Company. With respect to Framlington and the Trust, as further noted below, there is the potential, although only a remote possibility, that shareholders of Framlington and the Trust may be liable for the obligations of such entity.

  New Trust

   The Declaration of Trust of the New Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the New Trust, the New Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

  St. Clair and Company

   St. Clair and the Company are each organized as Maryland corporations, and as such, its shareholders generally have no personal liability for its acts or obligations.

  Framlington and Trust

   Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declarations of Trust for Framlington and the Trust state that shareholders will not be subject to any personal liability in connection with the assets of the trusts for the acts or obligations of the trusts. The Declarations of Trust both provide for indemnification out of the assets belonging to the series with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of either Framlington or the Trust solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (i) a court determines that the respective trust should be treated as a partnership, rather than as a business trust, despite the terms of the Declaration of Trust and
(2)(i) a contractual disclaimer is found to be inadequate, and (ii) and the Fund itself would be unable to meet its obligations.

Liquidation or Dissolution

   In order to liquidate or dissolve a Fund (or class thereof) that is a series of St. Clair or the Company, the Directors must first redeem all the outstanding shares of that Fund, which the Directors may do without shareholder approval. Once all the shares are redeemed, the Directors may then liquidate or dissolve the Fund without shareholder approval. In contrast, Trustees of the New Trust, Framlington or the Trust may resolve to liquidate or dissolve a Fund or New Fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the respective Fund or New Fund, or class thereof, of those entities.

   In the event of the liquidation or dissolution of any of the Funds or New Funds the shareholders of that Fund/New Fund are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/New Fund. The assets so distributed to shareholders of a Fund/New Fund would be distributed among the shareholders in proportion to the number of shares of that Fund/New Fund held by them and recorded on the books of the Fund/New Fund.

  New Trust

   The Declaration of Trust of the New Trust permits a majority of the Trustees to liquidate the New Trust, or any class or series of the New Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

  St. Clair and Company

   Maryland law requires shareholder approval of a dissolution of either the Company or St. Clair. If no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate any class or series without shareholder approval. Otherwise, the corporation may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class, all without shareholder approval.

  Framlington

   The Declaration of Trust of Framlington permits liquidation of Framlington, or any class or series of Framlington, without submitting the matter for shareholder approval, upon the approval of a majority of the respective Trustees.

  Trust

   The Declaration of Trust of the Trust permits liquidation of any class or series of the Trust upon the approval of a majority of the Trustees, without submitting the matter for shareholder approval. The Trustees may sell all of the assets of the Trust in complete liquidation of the Trust upon the approval of a majority of the outstanding shares of the Trust voting together if the Trustees recommend such sale, or upon the approval of two-thirds of the outstanding shares of the Trust voting together if the Trustees have not recommended the sale.

Liability of Directors/Trustees

   Directors/Trustees of each of the New Trust, St. Clair, Framlington, the Company and the Trust are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties. Furthermore, each entity permits indemnification of such Directors/Trustees to the fullest extent permissible under applicable laws. The New Trust specifically provides that indemnification includes any reasonable expenses incurred by a Trustee in connection with the defense of any proceeding, although such costs may be indemnified under the respective applicable laws for the other entities. The New Trust further provides that any Trustee designated to be a "financial expert" shall not be held to heightened standard of care because of such designation.

  New Trust

   Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than the New Trust or a beneficial owner for any act, omission or obligation of the New Trust or any Trustee. In addition, the Declaration of Trust provides that any Trustee who has been designated a financial expert in the New Trust's registration statement will not be subject to any greater duty of care in discharging such Trustee's duties and responsibilities by virtue of such designation than a Trustee who has not been so designated. A Trustee or officer of the New Trust will be indemnified by the New Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

  St. Clair

   Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Director's duties, a Director acting in such capacity shall not be personally liable to any person other than St. Clair or a beneficial owner for any act, omission or obligation of the St. Clair or any Director. The By-Laws of St. Clair provide that the corporation will indemnify the Directors to the fullest extent permitted by Maryland law and the 1940 Act.

  Company

   The Articles of Incorporation of the Company provide that, except as otherwise provided by Maryland law and the 1940 Act, a Director is not liable to the Company or its shareholders for money damages. The Articles of Incorporation also provide that the corporation will indemnify the Directors to the fullest extent permitted by Maryland law and the 1940 Act.

  Trust

   The Declaration of Trust of the Trust provides that no Trustee shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any of the affairs of the Trust. However, the Declaration of Trust does not purport to protect or indemnify a Trustee against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  Framlington

   Absent willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of a Trustee acting in the capacity of such office, Framlington's Declaration of Trust provides that no Trustee will be liable to the Trust, any shareholder, Trustee, officer, employee or agent thereof for any action or failure to act. The Declaration of Trust further provides that Framlington will indemnify any Trustee to the fullest extent possible under applicable law.

Rights of Inspection

   Shareholders of Framlington and the Trust generally have the right to inspect their respective entity's records, accounts and books. Unless shareholders of St. Clair and the Company hold more than 5% of the outstanding shares of the corporation, they may inspect the records and accounts only to the extent granted by the Directors. The New Trust withholds such right of inspection unless granted by law or provided for in a resolution of the Trustees of the New Trust or approved by shareholders at a meeting.

  New Trust

   Shareholders shall have the right to inspect the New Trust's accounts, books or documents only to the extent such right is conferred by law, by the Trustees or by resolution of the shareholders. No such rights have to date been conferred.

  St. Clair and Company

   Except as required by Maryland law, shareholders of St. Clair and the Company have only such right to inspect their respective corporation's records, documents, accounts and books as may be granted by its Directors. Maryland corporate law provides that one or more persons who together have owned at least 5% of the outstanding shares of a corporation for at least six months may, on written request, inspect the books of account and stock ledger of the corporation.

  Framlington and Trust

   Shareholders of Framlington and the Trust generally have the right to inspect the records, accounts and books of the Trust, as such right is permitted to shareholders of a Massachusetts business trust under Massachusetts corporation law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose relative to the affairs of the corporation.

Shareholder Meetings

   Neither the New Trust, St. Clair, Framlington, the Company nor the Trust is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Fund or New Fund; (2) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more Fund or New Fund, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

   As further noted below, the New Trust, St. Clair, Framlington, the Company and the Trust do differ in the percentage of outstanding shares necessary for shareholders to call a special meeting and in the ability of shareholders to take action by written consent.

  New Trust

   The By-Laws for the New Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the New Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

  Company

   A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 10% of that Fund's then outstanding voting securities. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

  St. Clair

   A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 25% of the votes entitled to be cast at the meeting. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

  Framlington and Trust

   A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 10% of that Fund's outstanding securities entitled to vote. Written shareholder consents in lieu of a meeting are required to be signed by shareholders representing a majority of the shares.

Reorganization/Combination Transactions

   Unlike St. Clair, Framlington, the Company and the Trust, the New Trust imposes no requirement for shareholder approval of a proposed merger, reorganization, sale of assets, etc., of a New Fund. Shareholder approval may be required, however, under the federal securities laws.

  New Trust

   Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the New Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated fund under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

  St. Clair, Framlington, Company and Trust

   A majority of the outstanding shares of a Fund must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

Amendment of Charter Document

   Trustees of the New Trust are granted the widest latitude to amend its governing instruments without seeking shareholder approval. Generally, the Directors/Trustees of St. Clair, Framlington, the Company and the Trust may amend their charter documents without shareholder approval only where such change would not materially alter shareholder rights.

  New Trust

   The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

  Company

   The Articles of Incorporation provide that the Company reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Under Maryland law, amendments to the charter of a corporation, other than to change the name of the corporation, or a class or series thereof, must be approved by a two-thirds of all votes entitled to be cast except as otherwise provided in the corporation's charter or bylaws. The Company's Articles of Incorporation provide that a majority of the outstanding shares entitled to vote will be sufficient to approve an amendment.

  St. Clair

   The Articles of Incorporation provide that the Directors may amend, alter, change or repeal any provision of the Articles of Incorporation so long as such change does not affect the contract rights of outstanding securities, in which case such shareholder approval is necessary. Under Maryland law, amendments to the charter of a corporation, other than to change the name of the corporation, or a class or series thereof, must be approved by a two-thirds of all votes entitled to be cast except as otherwise provided in the corporation's charter or bylaws. The Company's Articles of Incorporation provide that a majority of the outstanding shares entitled to vote will be sufficient to approve an amendment.

  Framlington and Trust

   Generally, the Declaration of Trust of each of Framlington and the Trust may only be amended by the affirmative vote of the majority of shareholders. However, the Trustees may amend the Declaration of Trust without shareholder approval to: (1) conform it to the requirements of applicable federal laws or regulations; (2) change the name of the Trust; or (3) make any other changes which do not materially adversely affect the rights of shareholders.

Derivative and Class Actions

   Generally, shareholders of the New Trust, St. Clair, Framlington, the Company and the Trust are permitted to bring derivative or class actions on behalf of their respective entity only after such shareholders have first made a demand upon the Board to bring the action on behalf of the applicable entity. The requirements for shareholders of St. Clair, Framlington, the Company and the Trust are governed by state law. The Declaration of Trust of the New Trust specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of the New Trust's or a New Fund's shareholders.

  New Trust

   Shareholders of the New Trust or any New Fund may not bring a derivative action to enforce the right of the New Trust or New Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the New Trust or the New Fund, as applicable, join in bringing the derivative action. A shareholder of a particular New Fund is not entitled to participate in a derivative action on behalf of a different New Fund of the New Trust.

  St. Clair and Company

   Under Maryland law, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the Directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.

  Framlington and Trust

   Under the Declaration of Trust of each of Framlington and the Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of either Trust or Framlington or its shareholders. As a prerequisite for bringing a derivative action in Massachusetts, a shareholder had to either make a demand on the board to prosecute the litigation or allege facts showing the futility of such a demand.

                                     * * *

   The foregoing is only a summary of certain characteristics of the operations of the New Trust, St. Clair, Framlington, the Company and the Trust, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

                   MATTERS ON WHICH THE NEW FUNDS WILL VOTE

   As noted above, in approving the Reorganization Agreement, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the New Funds and the New Trust. Fund shareholders are not being asked to vote separately on these issues. One of these actions will be to approve the election of Trustees of the New Trust. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. In addition, shareholders of each Fund approving the Reorganization will also be approving the liquidation and dissolution of that Fund and the liquidation and dissolution of St. Clair, Framlington, the Company or the Trust, as applicable. Below is additional information regarding some of the other actions to be taken by the Funds with respect the New Funds and the New Trust in connection with the Reorganization.

Investment Advisory and Sub-Advisory Agreements

   The Reorganization Agreement requires each Fund, while it is the sole shareholder of the corresponding New Fund, to approve investment advisory agreements and, if applicable, an investment sub-advisory agreement that are substantially the same as the existing investment advisory agreements for each of the Funds, except as noted below. The proposed investment advisory and sub-advisory agreements are the following:

   (1) For all Funds except International Equity, Index 500, S&P MidCap Index Equity and S&P SmallCap Index Equity:

       A proposed investment advisory agreement by and between the New Trust, on behalf of each applicable New Fund, and MCM that is substantially the same as the current Amended and Restated Investment Advisory Agreement, dated May 15, 2001, by and between St. Clair, Framlington, the Company and the Trust, on behalf of their respective Funds except those noted above, and MCM;

   (2) For International Equity, Index 500, S&P MidCap Index Equity and S&P SmallCap Index Equity:

       A proposed investment advisory agreement by and between the New Trust, on behalf of each applicable New Fund, and World Asset Management ("World"), a division of MCM, that is substantially the same as the current Amended and Restated Investment Advisory Agreement, dated May 15, 2001, as amended October 15, 2001, by and between the Trust and St. Clair, on behalf of the Funds noted above, and World; and

   (3) For Emerging Markets, Healthcare and International Growth ("Sub-Advised Funds"):

       An investment sub-advisory agreement by and among the New Trust, on behalf of each applicable New Fund, MCM and Framlington Overseas Investment Management Limited ("Sub-Advisor") that is substantially the same as the current Amended and Restated Investment Sub-Advisory Agreement, dated April 1, 2002, by and among Framlington, on behalf of the Sub-Advised Funds, MCM and the Sub-Advisor.

   Together, the two current Amended and Restated Investment Advisory Agreements are referred to herein as the "Current Advisory Agreements." The current Amended and Restated Investment Sub-Advisory Agreement is referred to herein as the "Current Sub-Advisory Agreement" and, together with the Current Advisory Agreements, the "Current Agreements." Together, the two proposed Investment Advisory Agreements are referred to herein as the "New Advisory Agreements." The proposed Investment Sub-Advisory Agreement is referred to herein as the "New Sub-Advisory Agreement" and, together with the New Advisory Agreements, the "New Agreements." For the purposes of this section, the term "Advisor" refers to both MCM and its division, World.

   The Funds have entered into Current Advisory Agreements with the Advisor that were approved by Fund shareholders on November 20, 1998 for all Funds except Future Technology, Power Plus and Government Money Market. The shareholders approved the Current Advisory Agreements for Future Technology, Power Plus and Government Money Market on May 4, 1999, February 25, 2001 and May 15, 2001, respectively. The Current Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Sub-Advised Funds was approved by the shareholders of the Sub-Advised Funds on December 20, 2000. Subsequent to shareholder approval of the Current Agreements, the Board of Directors/Trustees has, from time to time, approved certain changes to the Agreements that did not materially alter the terms of those Agreements and thus, did not require shareholder approval. Such changes were last amended and restated in the form of the agreements dated May 15, 2001 referenced above, and further amended but not restated as noted above.

   As of the date of this Proxy Statement, the Boards of Directors/Trustees last approved the continuation of the Current Agreements on May 21, 2002. In determining whether to approve the continuation of the Current Agreements, the Board requested, and received from the Advisor and Sub-Advisor, information that the Board believed to be reasonably necessary to reach their conclusion. The Board carefully evaluated this information and were advised by legal counsel to the Funds and by legal counsel to the Independent Directors/Trustees with respect to their deliberations. In considering the Current Agreements, the Boards of Directors/Trustees reviewed numerous factors. The Board first reviewed each series' investment performance during the previous year and for all relevant prior periods. Although investment performance was a factor in determining that the Current Agreements should be continued, the following factors were also considered by the Board in evaluating the fairness and reasonableness of the compensation to be paid to the Advisor and the Sub-Advisor: (a) services provided under the Current Agreements; (b) requirements of the Funds for the services provided by the Advisor and Sub-Advisor; (c) the quality of the services expected to be provided; (d) fees payable for the services; (e) total expenses of each Fund; (f) the Advisor's and Sub-Advisor's commitments to operating the Funds at competitive expense levels; (g) profitability of both the Adviser and Sub-Advisor with respect to their relationship with the Funds;
(h) the capabilities and financial condition of the Advisor and Sub-Advisor;
(i) current economic and industry trends; and (j) the historical relationship between each of the Funds and the Advisor and Sub-Advisor, as applicable.

   Current management fees were also reviewed in the context of the Advisor's and Sub-Advisor's profitability. In addition, the Board reviewed an analysis prepared by an independent third-party comparing each Fund's expense ratio, advisory fee and performance with comparable mutual funds. Among other things, the Board considered the following factors in evaluating the continuation of the Current Agreements: (a) the fairness and reasonableness of the investment advisory fee payable to the Advisor and Sub-Advisor under the Current Agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Advisor's and Sub-Advisor's relationship with the Funds, and the amount of the fees paid compared to fees paid by other investment companies; (b) the nature, quality and extent of the investment advisory (or sub-advisory) services provided by the Advisor, in light of the high quality services provided by the Advisor and Sub-Advisor in their management of the Funds and the Funds' historic performance, including the success of the Funds in achieving stated investment objectives; (c) the Advisor's entrepreneurial commitment to the management of the Current Funds and the continuing creation of a broad-based family of funds, which could entail a substantial commitment of the Advisor's and Sub-Advisor's resources to the successful operation of the Funds; (d) the Advisor's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and (e) the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisor and Sub-Advisor.

   Based on its review of the information requested and provided, and following extensive discussions concerning the information requested and reviewed by the

Board, the Board determined that continuing the Current Agreements was consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the Current Agreements for an additional annual period on the basis of the foregoing review and discussions. In particular, the Board noted the following factors, among others, in making its determination:

.. The terms of the Current Agreements, including the services to be provided to the Funds and the advisory fees payable by the Funds, were generally comparable to the terms of advisory arrangements within the industry and within peer groups of mutual funds. The Board also noted that the Current Agreements did not increase investment advisory fees payable by any Fund or overall operating expenses of any Fund over historical fee and expense levels. The Board also noted that the Advisor's profitability of operations with respect to the Funds during the past year was lower than that of other advisors, based upon the Board's review of publicly available information.

.. The Advisor and the Sub-Advisor have historically provided high-quality services in their management of the Funds and are committed to the successful operation of the Funds. Based upon the information provided to the Board, the Board expected that the Advisor and the Sub-Advisor would continue to provide high-quality services to the Funds. The Board reviewed the performance of each Fund relative to its benchmark securities and market indices and comparable funds and, given the difficult economic and market environment, concluded that the performance of the Advisor and the Sub-Advisor was acceptable under the circumstances. While the historical relative performance of the Funds has varied over time, the Board concluded that the Advisor and the Sub-Advisor were taking positive steps to improve the performance of the Funds relative to their respective benchmarks. The Advisor and the Sub-Advisor described for the Board the continuing implementation of an investment management methodology focused on managing the risk and reducing the negative variance of each Fund's performance relative to its benchmark, which the Advisor and Sub-Advisor advised the Board should produce more predictable long-term performance for each Fund relative to its benchmark. In addition, the Board noted that the Advisor has committed significant additional resources to the operation of the Funds in recent years. While maintaining continuity of the management of the Funds, the Advisor has also been increasing its capabilities by adding additional investment management staff and upgrading systems.

   Subsequent to May 2002, the Boards of Directors/Trustees continued to receive regular updates on the performance of each of the Funds and other matters relevant to the performance of the Advisor and Sub-Advisor.

   On February 11, 2003, the Board of Trustees of the New Trust considered and approved the New Advisory Agreements between the Advisor and the Trust, on behalf of the Funds, and the New Sub-Advisory Agreement between the Advisor,

Sub-Advisor and the Trust, on behalf of the Sub-Advised Funds. The New Agreements are substantially similar to the Current Agreements in all material respects, including the term, except as discussed further below. The New Agreements will each expire on May 21, 2003, unless the continuation of the New Agreements for a one-year period is approved by the Board on or before May 21, 2003. When considering the approval of the New Agreements, the Board considered the fact that (a) all but one of the members of the Board had participated in the review of the Current Agreements in May 2002, and had been receiving regular updates on the performance of each of the Funds and other matters relevant to the performance of the Advisor and Sub-Advisor after that date; and
(b) the New Agreements are substantially similar to those of the Current Advisory Agreements, including the term (which will expire on May 21, 2003), subject to review and approval by the Board of the continuation of each New Agreement for a one-year period.

   Below is a discussion of the terms and other relevant information concerning the Current Agreements. Unless otherwise noted, the New Agreements with respect to the New Funds are identical to the Current Agreements with respect to the Funds.

   If not sooner terminated, each Current Advisory Agreement will continue in effect until May 21, 2003, and for successive one-year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Current Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. Each Current Advisory Agreement is terminable with respect to a Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days' written notice to the Trust. Each Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

   Under the terms of the Current Advisory Agreements, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Board. In addition, with respect to the Sub-Advised Funds, the Advisor furnishes overall investment management, oversees the purchase and sale of portfolio securities by the Sub-Advisor, maintains books and records with respect to the Sub-Advised Funds' securities transactions and provides periodic and special reports to the Board as requested.

   Under the terms of the Current Sub-Advisory Agreement, subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Sub-Advised Fund's portfolio, including decisions regarding purchases and sales of portfolio securities by the Sub-Advised Funds. The Sub-Advisor is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

   The Current Agreements each continue in effect for a period of two years from their effective dates. If not sooner terminated, each Current Agreement continues in effect for successive one-year periods thereafter, provided that each continuance is specifically approved annually by (1) the vote of a majority of the Independent Directors/Trustees who are not parties to either a Current Advisory Agreement or Current Sub-Advisory Agreement, and (2) either
(a) the vote of a majority of the outstanding voting securities of the affected Fund, or (b) the vote of a majority of the Board. Each Current Agreement is terminable with respect to a Fund by vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor or, as applicable, the Sub-Advisor. The Advisor may also terminate its Current Advisory Agreement with respect to a Fund without penalty on 90 days' written notice to St. Clair, Framlington, the Company or the Trust, as applicable. Similarly, the Sub-Advisor may terminate its Current Sub-Advisory Agreement with respect to a Sub-Advised Fund without penalty on 90 days' written notice to Framlington. The Current Advisory Agreements and the Current Sub-Advisory Agreement each terminate automatically in the event of its assignment, as that term is defined in the 1940 Act.

   The Current Agreements each provide that the Advisor or, as applicable, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor, or Sub-Advisor, in the performance of its duties, or from reckless disregard by the Advisor, or Sub-Advisor, of its duties and obligations thereunder.

   Under the Current Advisory Agreements, the Funds pay the Advisor fees for its services performed pursuant to these agreements. The fees, which are computed daily and paid monthly, are stated as an annual rates for each Fund, calculated as a percentage of the particular Fund's average daily net assets. The fees applicable to each Fund, as well as the aggregate dollar amount paid to the Advisor in the Funds' most recent fiscal year may be found in Exhibit C. The rate of advisory fees to be paid to the Advisor under the New Advisory Agreements with respect to the New Funds will be the same as under the Current Advisory Agreements for each corresponding Fund, except that the fees will be computed daily and paid daily, rather than paid monthly as is the case under the Current Advisory Agreements. The effect of this modification to the New Advisory Agreements would be to decrease the amount of available and reinvestable cash on any given day, which in turn may cause a decrease in the total return of the Funds. However, any such decrease is not expected to be of a material amount.

   Under the Current Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a fee for its services performed pursuant to that agreements. The fees, which are computed daily and paid monthly, are stated as an annual rates for each Fund, calculated as a percentage of the particular Fund's average daily net assets. The fees applicable to each Fund, as well as the aggregate dollar amount paid to the Advisor in the Funds' most recent fiscal year may also be found in Exhibit C.

Distribution and Service Plans

   The Reorganization Agreement also authorizes each Fund, while it is the sole shareholder of its corresponding New Fund, to approve a proposed new Distribution and Service Plan for each applicable class of that New Fund that is substantially identical to the Amended and Restated Distribution and Service Plan adopted by St. Clair, Framlington, the Company and the Trust for each applicable class of each Fund ("Current Plan"). Below is a discussion of the terms and other relevant information concerning the Current Plan. Unless otherwise noted, the New Plan with respect to the New Funds and their classes is identical to the Current Plan with respect to the Funds and their classes.

   Under the Current Plan, adopted in accordance with Rule 12b-1 of the 1940 Act with respect to the each Class of shares, except Class K shares, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to distribution of its shares and the provision of certain shareholder services.

   Under the Current Plan for Class A shares, Funds Distributor, Inc., the Fund's distributor ("Distributor"), is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund. Under the Current Plan for Class B, Class C, Class II, Preferred (Y-2) and Investor (Y-3) shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, Class C and Class II shares of each relevant Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, Class C, Class II, Preferred (Y-2) and Investor (Y-3) of each relevant Fund. Under the Current Plan for Class L shares of Liquidity Plus, the Distributor is paid an annual service fee of 0.25% of the value of average daily net assets of Liquidity Plus and an annual distribution fee at the rate of 0.10% of the value of average daily net assets of Liquidity Plus.

   Class K shares are sold to customers of banks and other financial institutions that have entered into agreements with the Funds to provide shareholder services.

Each Fund may pay to such financial institutions an annual service fee of not more than 0.25%, or 0.15% in the case of the Money Market Funds, of the value of the average daily net assets of the Class K shares beneficially owned by the customers of these financial institutions.

   Services provided by financial institutions under their Class K shares service agreements may include: (1) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (2) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (3) processing dividend payments on behalf of customers; (4) providing information periodically to customers showing their positions in Class K shares; (5) arranging for bank wires; (6) responding to customer inquiries relating to the services performed by the institutions; (7) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(9) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds' arrangements with institutions; and (10) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

   Under their terms for each of the classes of shares, the Current Plan will continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors/Trustees who have no direct or indirect financial interest in the operation of the Current Plan ("Independent Plan Directors"). The Current Plan may not be amended to increase the amount to be spent for distribution without shareholder approval. All amendments of the Current Plan also must be approved by the Directors/Trustees in the manner described above. The Current Plan be terminated at any time, without penalty, by vote of a majority of the Independent Plan Directors or by a vote of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the relevant class of the respective Fund. Pursuant to the Current Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

   In the case of Class A, Class B, Class C, Class II, Class L, Preferred (Y-2) and Investor (Y-3) shares of the Funds, the Directors/Trustees have determined that the Current Plan will benefit St. Clair, Framlington, the Company and the Trust and their respective shareholders by (1) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (2) retaining existing accounts; (3) facilitating portfolio management flexibility through continued cash flow into the Funds; and (4) maintaining a competitive sales structure in the mutual fund industry.

   In the case of Class K shares of the Funds, the Directors/Trustees of St. Clair, Framlington, the Company and the Trust have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

   With respect to Class B, Class C, Class II, Preferred (Y-2) and Investor (Y-3) shares of each Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund's Class B, Class C, Class II, Preferred (Y-2) and Investor (Y-3) shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Current Plan. In addition, MCM or the Distributor, or any of their affiliates may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.

   The aggregate fees paid to the Distributor pursuant to the Current Plan for the Class A, Class B, Class C, Class II and Class L shares during the Funds' most recent fiscal year are set forth in Exhibit C. During the fiscal years ended December 31, 2002, the Funds made no payments to the Distributor under the Current Plan for the Preferred (Y-2) and Investor (Y-3) shares because those share classes had not yet commenced operations.

                                     * * *

   Shareholder Approval: Approval of Proposal 2 will require the affirmative vote of a majority of the outstanding shares of a Fund, with all classes voting together and not by class. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES, UNANIMOUSLY RECOMMENDS
   THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE REORGANIZATION AGREEMENT.

                               -----------------
                             Proposal 3--All Funds

    AMENDMENT OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                               -----------------

What are shareholders being asked to approve in Proposal 3?

   The 1940 Act requires each Fund to adopt fundamental investment restrictions with respect to several specific types of activities, including the Fund's ability to

(1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each Fund to state whether it is a diversified or non-diversified Fund, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits each Fund to designate any other of its policies as fundamental policies, as the Fund deems necessary or desirable.

   In order to modify, eliminate or reclassify a Fund's fundamental investment restrictions, including its classification as a diversified or non-diversified Fund, the 1940 Act requires that any such change be approved by a majority of the Fund's outstanding voting securities. The Board is proposing that shareholders approve revisions to certain of the Funds' fundamental investment restrictions, as described more fully in this Proxy Statement, in an effort to standardize the Funds' investment restrictions and permit the Funds the maximum investment flexibility under current law. The current fundamental investment restrictions of each of the Funds that are proposed to be revised at this Meeting are set forth in Exhibit D to this Proxy Statement.

Why are shareholders being asked to approve changes to the Funds' investment restrictions?

   St. Clair, Framlington, the Company and the Trust were organized at different times and under different state laws. As a result, the Funds' current investment restrictions often vary from one another and, in some cases, are more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the Securities and Exchange Commission ("SEC") and its staff otherwise require, limiting investment strategies and resulting in operating inefficiencies and costs.

   Many of the Funds' current fundamental investment restrictions can be traced back to federal or state securities law requirements that were in effect when the Funds were organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Funds. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, the current restrictions unnecessarily limit the investment strategies available to MCM and the Sub-Advisor in managing each Fund's assets. In addition, the lack of uniform standards applicable across all of the Funds leads to operating inefficiencies and increases the costs of compliance monitoring.

   Due to these and other factors, the Board recommends to Fund shareholders the approval of certain changes to the Funds' fundamental investment restrictions. The Funds' fundamental investment restrictions that are proposed to be amended, the language of each proposed revised investment restriction, and a discussion of the rationale for each suggested change is provided below.

   In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment restrictions of the Funds. However, shareholders are being asked to approve amendments to these investment restrictions, as set forth in Proposals 3.A-3.H. Investment restrictions that are currently deemed fundamental by each Fund, but which the 1940 Act does not require to be fundamental, are proposed to be eliminated entirely, or reclassified as non-fundamental. Those fundamental investment restrictions that are proposed to be eliminated entirely or reclassified as non-fundamental are addressed in Proposals 3.I--3.S.

What effect will the proposed changes to the Funds' investment restrictions have on the Funds?

   While Proposal 3 is intended to provide MCM and the Sub-Advisor with greater flexibility in managing each Fund's portfolio, should shareholders approve the Proposals, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in each Fund's prospectus. Importantly, neither MCM nor the Sub-Advisor presently intends to alter the way in which it manages any of the Funds, nor does it believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with any Fund.

   In addition, approval of changes to the Funds' fundamental investment restrictions will not be dependent upon your vote on Proposal 2 regarding the Reorganization. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the Reorganization. Should shareholders also approve the proposed Reorganization, each New Fund would have as its fundamental investment restrictions those revised fundamental investment restrictions approved by the corresponding Fund's shareholders. Should a Fund's shareholders not approve a proposal to amend, eliminate or reclassify a particular fundamental investment restriction, the Fund's current fundamental investment restriction, as set forth in Exhibit D, would continue to apply unchanged.

        Modification of the Funds' Fundamental Investment Restrictions

                         Proposal 3.A--Diversification
                          Applicable Funds--All Funds

   Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's sub-classification as a diversified or non-diversified Fund would read:

      Each Fund, except those listed below, shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Each of the following Funds shall be a "non-diversified company" as that term is defined in the 1940 Act:

      .   Future Technology Fund, and

      .   International Bond Fund.

Discussion of Proposed Modification

   Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As the term "diversified" is used in the 1940 Act, and as reflected in the Funds' current fundamental investment restrictions, a diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer ("75% test"). Under the 1940 Act, a "non-diversified" fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test.

   No change is being proposed to a Fund's designation as a diversified or non-diversified Fund (except as discussed below with respect to Michigan Tax-Free Bond Fund and Tax-Free Short-Intermediate Bond Fund). Instead, the proposed change would modify the Funds' fundamental investment restrictions regarding each Fund's sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Thus, this investment restriction will apply to each Fund the requirements of the 1940 Act, as they may be amended from time to time, without the Funds' Board or shareholders taking further action. With respect to those Funds that are permitted to be non-diversified, the restriction is simplified by eliminating the particular percentage limitations applicable to each non-diversified Fund. This would be consistent with the 1940 Act, which only requires that a Fund state whether it is diversified or non-diversified.

   It is not anticipated that this change would have any effect on the operations of the Funds. The Funds would remain subject to the same limitations on their investments under the definition of "diversified" and "non-diversified" as embodied in the Funds' current fundamental policies (except as noted below with respect to Liquidity Plus), as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 3.G) or other investment restrictions of the Funds. In addition, each of the Funds, whether diversified or non-diversified, will remain subject to the relevant diversification provisions of the Tax Code, which require that at the end of each quarter of a Fund's taxable year, with respect to 50% of the value of the Fund's total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

   Special note regarding Liquidity Plus: If the shareholders of the Liquidity Plus approve the amendment to this fundamental investment restriction, it is further proposed that as a non-fundamental investment restriction, the Fund would adhere to the 5% limit on investments in a single issuer with respect to 100% (rather than 75%) of its portfolio as a non-fundamental investment restriction. This requirement is currently a part of that Fund's fundamental investment restriction; if changed to a non-fundamental investment restriction, the Board may change this policy in the future without shareholder approval.

   Special note regarding Michigan Tax-Free Bond Fund and Tax-Free Short-Intermediate Bond Fund: Each of these Funds is currently described as a non-diversified fund in the applicable fundamental investment restriction, although each of these Funds has been operating as a diversified Fund. As a result, it is proposed that these Funds no longer be listed among the non-diversified Funds. This change will have no effect on the current operations or investment program of these Funds.

                            Proposal 3.B--Borrowing

                          Applicable Funds--All Funds

   Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding borrowing would read:

      Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification

   Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund's assets, including the amount borrowed. A Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. The proposed restriction would permit the Funds to borrow to the full extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

   The current fundamental investment restrictions on borrowing for Funds that are series of St. Clair (except Liquidity Plus), Framlington and the Company provide, consistent with the limits imposed under the 1940 Act, that each Fund may borrow in an amount up to 5% of its total assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. In contrast, the current fundamental investment restrictions on borrowing for Funds that are series of the Trust, as well as Liquidity Plus, provide that each such Fund may borrow up to one-third of its assets to meet redemption requests, but if at any time such Fund's aggregate borrowings exceed 5% of its assets, the Fund will not be permitted to make additional investments. If the proposed restriction is adopted, the effect will be to permit the Funds of the Trust and Liquidity Plus to borrow more than allowed under current investment restrictions, which may subject these Funds to a greater degree to the risks associated with borrowing.

   To the extent that any borrowing made by a Fund involves leveraging, the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on a Fund's net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

                        Proposal 3.C--Senior Securities

                          Applicable Funds--All Funds

   Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding issuing senior securities would read:

      Each Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions.

Discussion of Proposed Modification

   The 1940 Act prohibits Funds from issuing senior securities, except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a Fund, including repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met.

   Under each Fund's current fundamental investment restriction, each Fund is prohibited from issuing senior securities except for borrowings and other transactions for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. The proposed amended restriction on issuing senior securities does not alter this, although it does identify some of the types of activities in which the Funds may engage that may involve the issuance of senior securities, but which are currently permissible under the 1940 Act and applicable related guidance. Thus, the proposed amended restriction does not change the current restrictions for any of the Funds, because in all cases, the Funds will continue to be subject to the limitation on borrowing and may engage in such other activities only to the extent permitted by applicable SEC interpretation. Furthermore, a Fund would not be able to engage in such activities unless its investment policies and strategies so permit.

                     Proposal 3.D--Underwriting Securities
                          Applicable Funds--All Funds

   Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding underwriting securities would read:

      Each Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Discussion of Proposed Modification

   The proposed restriction with respect to underwriting securities is substantially similar to the current restrictions for each of the Funds. However, it clarifies and makes uniform the exception from the prohibition for all Funds.

                           Proposal 3.E--Real Estate
                          Applicable Funds--All Funds

   Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in real estate would read:

      Each Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things this would permit a Fund to: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Discussion of Proposed Modification

   The proposed change maintains each Fund's general restriction on buying or selling real estate, but excepts certain real estate-related activities from the restriction. The proposed restriction would permit the Funds to acquire or lease office space for their own use, although it is not anticipated that any of the Funds will do so. The proposed restriction would also permit the Funds to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each Fund would also be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies.


                          Proposal 3.F--Making Loans
                          Applicable Funds--All Funds

   Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding making loans would read:

      Each Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan.

Discussion of Proposed Modification

   The proposed change permits the Funds to engage in securities lending to the extent permitted by the 1940 Act and by then-current SEC policy. The staff of the SEC currently limits loans of a Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Funds' current restrictions are consistent with this limitation and, in some cases, are set lower than the maximum allowed under the 1940 Act. Should the SEC staff modify the requirements governing a fund's loan of its securities in the future, under the proposed restriction, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action.

   This proposal would result in a change to the fundamental investment restrictions of the Funds that are series of Framlington and of the Company to increase the amount of their total assets available for lending from 25% to 33 1/3%. In addition, each of the Funds has been subject to a non-fundamental policy limiting securities lending to no more than 25% of a Fund's assets. In light of this amendment, the non-fundamental policy would also be changed to read 33 1/3%. Therefore, each of the Funds could be subject to a greater extent to the risks associated with securities lending. These risks include the possibility of loss to a Fund due to (1) the inability of the borrower to return the securities; (2) a delay in recovery of the securities, or (3) loss of rights in the collateral should the borrower fail financially.

                  Proposal 3.G--Concentration of Investments
                          Applicable Funds--All Funds

   Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding concentration of investments would read:

      Each Fund, except those Funds noted below, may not "concentrate" its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; (iii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and, with respect to the Money Market Funds, clause (iii));
   (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

      Each of following Funds may concentrate its investments in the particular industry described:

      (a) the Real Estate Equity Investment Fund may concentrate in securities of issuers in the real estate industry;

      (b) the NetNet Fund may concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet or Intranet related businesses;

      (c) the Future Technology Fund may concentrate in the technology industry;

      (d) the Power Plus Fund may concentrate in securities of companies that are primarily engaged in non-regulated energy and power activities; and

      (e) the Healthcare Fund may concentrate in securities of issuers conducting their principal business activities in healthcare industries.

Discussion of Proposed Modification

   With the exception of the five Funds named above, each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds' current fundamental restrictions are consistent with this interpretation. Nevertheless, the proposed change would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations. It also promotes uniformity among the Funds' restrictions to the exceptions to this restriction.

                           Proposal 3.H--Commodities
                          Applicable Funds--All Funds

   Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in commodities would read:

      Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification

   The current fundamental investment restrictions prohibit the Funds from investing in commodities or commodity contracts, but except certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. Consistent with the requirement of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Funds' purchase or sale of derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The proposed restriction also permits each Fund to enter into foreign currency transactions, in accordance with its investment objective and strategies.

   While several of the Funds may already invest in derivatives, the proposed restriction may expand the types of derivatives in which those Funds may invest and may allow Funds that could not previously invest in derivatives to invest in derivatives for the first time, if such investments are otherwise in accordance with the Fund's investment objective and strategies. To the extent a Fund invests in these derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund's portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

   However, notwithstanding the above, it is not currently proposed that any Fund's investment policies be changed to permit additional derivatives investments. Without such a change, each Fund will continue to be subject to the limitations currently in effect in each Fund's prospectus or statement of additional information. This proposed change does, however, reserve to the Directors/ Trustees the ability to change a Fund's derivatives policy at a later date without further shareholder action.

Elimination/Reclassification of Certain Fundamental Investment Restrictions of
                                   the Funds

  Proposal 3.I--Pledging, Mortgaging and Hypothecating Fund Assets Applicable
                               Funds--All Funds

Proposal

   It is proposed that the fundamental investment restriction on pledging, mortgaging and hypothecating a Fund's assets be eliminated in its entirety.

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

Reasons for the Elimination of the Investment Restriction

   The restriction on pledging, mortgaging and hypothecating a fund's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. The Funds' current limits on pledging may conflict with each Fund's ability to borrow money to meet redemption requests or for temporary emergency purposes. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Funds' current restrictions, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Funds may borrow in these situations. Although the Funds currently plan to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Funds' ability to liquidate assets. If the Funds pledged a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Fund's current borrowing limits would remain consistent with limits prescribed under the 1940 Act, as more fully described in Proposal 3.B, above.

                       Proposal 3.J--Illiquid Securities

                     Applicable Funds--Liquidity Plus only

Proposal

   It is proposed that the fundamental investment restriction regarding investments in illiquid securities be reclassified as a non-fundamental investment restriction.

Reasons for the Reclassifying the Investment Restriction as Non-Fundamental

   The restrictions on investments in illiquid securities were required to be deemed fundamental based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment restriction. It is proposed instead that the restriction be made a non-fundamental investment restriction. The Liquidity Plus Fund's ability to invest in illiquid securities would still be subject to applicable federal regulatory limitations on investments in illiquid securities. For example, the SEC's current policy is that money market funds, such as Liquidity Plus, may only invest up to 10% of their net assets in illiquid securities. By making this policy non-fundamental, the Board would be able to revise these percentage limitations or make such other changes as may be allowed by SEC interpretations in the future without obtaining further shareholder approval.

                     Proposal 3.K--Investments for Control

               Applicable Funds--All Funds except Liquidity Plus

Proposal

   It is proposed that the fundamental investment restriction on investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

   The investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' investment restrictions.

            Proposal 3.L--Investments in Other Investment Companies

        Applicable Funds--Balanced, Bond, Cash Investment, Index 500,
                       International Equity, Intermediate Bond, Large-Cap Value, Michigan Tax-Free Bond, Small Company Growth, Tax-Free Bond, Tax-Free Money Market, Tax-Free Short-Intermediate Bond, U.S. Government Income, U.S. Treasury Money Market

Proposal

   It is proposed that the fundamental investment restriction on investments in other investment companies be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

   The fundamental investment restriction on investments in other investment companies was based on requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required to be among a Fund's fundamental investment restrictions. In addition, the Funds' stated restrictions conform to the 1940 Act restrictions on investments in other investment companies. These Funds would remain subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act. However, because the proposed language would track any future changes in the applicable law and interpretative guidance, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action.

                   Proposal 3.M--Writing and Selling Options

Applicable Funds--Balanced, Bond, Cash Investment, Index 500, International
               Equity, Intermediate Bond, Large-Cap Value, Michigan Tax-Free Bond, Small Company Growth, Tax-Free Bond, Tax-Free Money Market, Tax-Free Short-Intermediate Bond, U.S. Government Income, U.S. Treasury Money Market

Proposal

   It is proposed that the fundamental investment restriction on writing and selling put and call options and similar financial instruments be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

   The fundamental investment restriction on writing and selling put and call options and similar financial instruments was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. This proposal also provides consistency with the proposed changes to the fundamental restriction on issuing senior securities (See Proposal 3.C), which clarifies that the Funds may purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions.

                   Proposal 3.N--Interests in Oil, Gas, Etc.

Applicable Funds--Balanced, Bond, Cash Investment, Index 500, International
               Equity, Intermediate Bond, Large-Cap Value, Michigan Tax-Free Bond, Small Company Growth, Tax-Free Bond, Tax-Free Money Market, Tax-Free Short-Intermediate Bond, U.S. Government Income, U.S. Treasury Money Market

Proposal

   It is proposed that the fundamental investment restriction on purchasing oil, gas, etc. interests be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

   The fundamental investment restriction on purchasing or selling interests in oil, gas, etc. was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' investment restrictions. Nevertheless, there are no current expectations that the Funds will engage in such activities.

               Proposal 3.O--Margin Activities and Short Selling

Applicable Funds--All Funds except Government Money Market, Institutional Money
               Market, S&P MidCap Index Equity and S&P SmallCap Index Equity

Proposal

   It is proposed that the fundamental investment restriction on margin activities and selling securities short be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

   The fundamental investment restrictions on margin activities and selling securities short were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. There are no current expectations that the Funds will engage in such activities, except that the Funds may still engage in activities that are exceptions to the Funds' current fundamental investment restrictions, such as the use of short-term credits necessary for the clearance of purchases and sales of portfolio securities.

                  Proposal 3.P--Reverse Repurchase Agreements

Applicable Funds--Emerging Markets, Government Money Market, Healthcare,
               International Growth, Institutional Money Market, S&P MidCap Index Equity, S&P SmallCap Index Equity

Proposal

   It is proposed that the fundamental investment restriction regarding investment in reverse repurchase agreements be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

   As proposed in Proposal 3.C regarding the fundamental investment restriction on a Fund's issuance of senior securities, a Fund may enter into reverse repurchase

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

agreements so long as doing so otherwise comports with a Fund's investment program and other investment restrictions. In order to remain consistent with the change to the fundamental restriction on issuing senior securities, this general fundamental policy should be eliminated in its entirety.

   To the extent a Fund enters into a reverse repurchase agreement, it will incur the risks associated with that transaction, including the risk that the market value of the securities sold by a Fund may decline below the repurchase price. In addition, a Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

                         Proposal 3.Q--Joint Accounts

            Applicable Fund--Tax-Free Short-Intermediate Bond only

Proposal

   It is proposed that the fundamental investment restriction participation in a joint account be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

   The fundamental investment restriction on the Fund's participation in a joint account was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Fund's fundamental investment restrictions. Furthermore, the 1940 Act and rules thereunder limit this type of transaction to the extent a Fund may participate in a trading account jointly with an affiliate. Except in those transactions that either the 1940 Act or the SEC has deemed, with the proper level of Board oversight, to pose no problems of over- reaching by the affiliate, the Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this restriction. Because the 1940 Act and related regulations adequately protect the Fund and its shareholders, there is no need to maintain this restriction.

      Proposal 3.R--Investments in which a Trustee or Officer is Invested

            Applicable Fund --Tax-Free Short-Intermediate Bond only

Proposal

   It is proposed that the fundamental investment restriction on owning an issuer's security where the Fund's officer or trustee also owns a specified portion of that issuer be eliminated in its entirety.

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

Reasons for the Elimination of the Investment Restriction

   The fundamental investment restriction on owning an issuer's security where the Fund's officer or trustee also owns a specified portion of that issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Fund's fundamental investment restrictions. Furthermore, Section 17 of the 1940 Act and the rules thereunder limit this type of transaction insomuch as it may be deemed a joint transaction with a person affiliated with the Fund.

                      Proposal 3.S--Unseasoned Companies

            Applicable Fund--Tax-Free Short-Intermediate Bond only

Proposal

   It is proposed that the fundamental investment restriction on investments in issues with less than three years of operations companies be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

   The fundamental investment restriction on investing in issuers that have been in business for less than three years was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Fund's fundamental investment restrictions. To the extent the Fund invests in these types of issuers, it may be subject to greater risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

                                    *  *  *

   Shareholder Approval: Approval of each Proposal 3.A-3.S by a Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined in the 1940 Act, with all classes voting together and not by class. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES, UNANIMOUSLY RECOMMENDS
     THAT THE SHAREHOLDERS OF EACH FUND APPROVE PROPOSALS 3.A THROUGH 3.S.

                               -----------------
             Proposal 4--Multi-Season Growth and Real Estate Only

                  RECLASSIFICATION OF EACH FUND'S FUNDAMENTAL
                    INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL
                               -----------------

What are shareholders of Multi-Season Growth and Real Estate being asked to approve in Proposal 4?

   Shareholders are being asked to approve the reclassification of the fundamental investment objective of each of Multi-Season Growth and Real Estate Fund as a non-fundamental investment objective of each Fund. Multi-Season Growth Fund's investment objective is "to provide long-term capital appreciation." Real Estate Equity Investment Fund's investment objective is "to provide both capital appreciation and current income." The proposed reclassification will not result in any changes to these stated objectives.

Why are shareholders being asked to approve reclassification of the Funds' investment objective?

   As more fully explained above in Proposal 3, the 1940 Act permits each Fund to designate any of its policies as a fundamental policy, as the Fund deems necessary or desirable, even though the 1940 Act or other applicable law do not require that policy to be deemed fundamental. A fundamental policy is one that may only be changed by a vote of a majority of the Fund's outstanding voting securities.

   Multi-Season Growth and Real Estate are currently the only Funds whose investment objective is deemed fundamental. The proposal to reclassify these objectives as non-fundamental is consistent with the changes proposed in Sub-Proposals 3.I-3.S above, which are intended to eliminate or reclassify any fundamental policy of a Fund that is not required by the 1940 Act to be fundamental. In order to promote uniformity among all the Funds, the Board recommends the shareholders of the Multi-Season Growth and Real Estate approve the reclassification of each Fund's fundamental investment objective.

What effect will the reclassification of each Fund's investment objective have on the Funds?

   While Proposal 4 is intended to promote consistency across all Funds, should shareholders of Multi-Season Growth and Real Estate approve Proposal 4, these Funds would continue to be managed subject to the same investment objectives, strategies, and policies expressed in each Fund's prospectus, as well as the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder. Importantly, MCM does not presently intend to alter the way in which it manages either Fund, nor does it believe that the proposed change will affect the investment risk associated with either Fund. However, if reclassified as a non-fundamental investment objective, the Board may change either Funds' investment objective in the future without further shareholder approval.

   In addition, as with Proposal 3, approval of the reclassification of the Funds' fundamental investment objective as non-fundamental will not be dependent upon Proposal 2 regarding the Reorganization. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the Reorganization. Should shareholders of Multi-Season Growth and Real Estate also approve the proposed Reorganization, each corresponding New Fund would have a non-fundamental investment objective identical to the Fund's current investment objective. Should Multi-Season Growth or Real Estate Fund's shareholders not approve this proposal to reclassify the fundamental investment objective, the Fund's current investment objective would remain a fundamental policy of that Fund.

                                     * * *

   Shareholder Approval: Approval of Proposal 4 by Multi-Season Growth or Real Estate shareholders, as applicable, will require the affirmative vote of a majority of the outstanding voting securities of that Fund, as that term is defined in the 1940 Act, with all classes voting together and not by class. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

  THE BOARD OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF MULTI-SEASON GROWTH AND REAL ESTATE APPROVE
                                  PROPOSAL 4.

                               -----------------
                      GENERAL INFORMATION ABOUT THE FUNDS
                               -----------------

                    MANAGEMENT AND OTHER SERVICE PROVIDERS

   Set forth below is a description of the current service providers of the Trust and the proposed service providers of the New Trust.

Advisor and Sub-Advisor

   Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of each Fund. MCM is a Delaware general partnership and its general partners are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Comerica Incorporated owns or controls approximately 97% of the partnership interests in MCM. World Asset Management, a division of MCM, 255 East Brown Street, Birmingham, Michigan 48009, is responsible for managing Index 500, International Equity, S&P MidCap Index Equity, and S&P SmallCap Index Equity. As of December 31, 2002, MCM had approximately $33.2 billion in assets under management, of which $13.4 billion were invested in equity securities, $10.9 billion were invested in money market or other short-term instruments, $6.7 billion were invested in other fixed income securities and $1.3 billion were invested in balanced investments.

   Framlington Overseas Investment Management Limited ("Sub-Advisor"),
155 Bishopsgate, London, England EC2M 3XJ, serves as sub-adviser for Emerging Markets, Healthcare and International Growth. The Sub-Advisor is a subsidiary of Framlington Group Limited, incorporated in England and Wales, which, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is an indirect wholly- owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by MCM and 51% by HSBC plc, a banking and financial services organization based in the United Kingdom.

   Set forth in Exhibit E is certain information with respect to the executive officers and directors of MCM and the Sub-Advisor.

   Following the Reorganization, MCM and World Asset Management, as applicable, will continue to serve the Funds as investment advisor; the Sub-Advisor will continue to serve as sub-adviser for Emerging Markets, Healthcare and International Growth.

Distributor, Administrator, Sub-Administrators, Custodian and Transfer Agency Services

   Following the Reorganization, the Funds' distributor and sub-administrator, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts, will continue to serve as the New Funds' distributor and sub-administrator; the Funds' administrator, MCM, will continue to serve as the New Funds' administrator; the Funds' sub-administrator and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, will continue to serve as the New Funds' sub-administrator and custodian; and the Funds' transfer agent and dividend disbursing agent, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts, will continue to serve as the New Funds' transfer agent and dividend disbursing agent.

Independent Auditors

   The firm of Ernst & Young LLP ("E&Y") has been selected as independent auditors of the Funds of St. Clair, Framlington, the Company and the Trust. Certain information concerning the fees and services provided by E&Y to the Funds and to MCM and its affiliates for the most recent fiscal years of the Funds is provided below.

   E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No.
1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds.

   Audit Fees. On behalf of the Funds of Framlington, the Company and the Trust, the fee for professional services rendered for the audit by E&Y of the annual financial statements of Framlington, the Company and the Trust were $92,393, $319,211 and $424,837, respectively, for the fiscal year ended June 30, 2002. On behalf of the Funds of St. Clair, the fee for professional services rendered for the audit by E&Y of the annual financial statements of St. Clair were $106,127 for the fiscal year ended December 31, 2002.

   Financial Information Systems Design and Implementation. The Funds of Framlington, the Company and the Trust did not pay E&Y for any other professional services relating to the Funds' financial information systems for the fiscal year ended June 30, 2002. The Funds of St. Clair did not pay E&Y for any other professional services relating to the Funds' financial information systems for the fiscal year ended December 31, 2002. MCM did not pay E&Y for any other professional services relating to the MCM's financial information systems for the fiscal year ended December 31, 2002.

   All Other Fees. The Funds of Framlington, the Company and the Trust paid E&Y fees in the amounts of $2,370, $14,781 and $19,524, respectively for non-audit services for the fiscal year ended June 30, 2002.

   The Funds of St. Clair did not pay E&Y for any other non-audit services for the fiscal year ended December 31, 2002.

   MCM paid E&Y $166,400 for all other non-audit services rendered for the fiscal year ended December 31, 2002. Comerica Incorporated paid E&Y $1,502,777 for all other non-audit services rendered for the fiscal year ended December 31, 2002. The Funds' Audit Committee has determined that the provision of the services by E&Y to MCM and Comerica is compatible with maintaining E&Y's independence.

   E&Y examines annual financial statements for the Funds of St. Clair, Framlington, the Company and the Trust and does not provide other non-audit and tax-related services to St. Clair, Framlington, the Company and the Trust. MCM and the Audit Committee of each St. Clair, Framlington, the Company and the Trust have considered whether other non-audit services by E&Y are compatible with maintaining the independence of E&Y in its audits of St. Clair, Framlington, the Company and the Trust.

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

   Representatives of E&Y are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                                OTHER BUSINESS

   The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                  SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

   St. Clair, Framlington, the Company and the Trust, do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by St. Clair, Framlington, the Company, or the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Funds, 480 Pierce Street, Birmingham, Michigan 48009.

                              VOTING INFORMATION

   This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Funds on or about February 21, 2003. Only shareholders of record as of the close of business on the Record Date, February 12, 2003, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Quorum

   The presence in person or by proxy of the holders of record of one-third of the outstanding shares of each of the Funds that are series of the Company, and a majority of the outstanding shares of each of the Funds that are series of the St. Clair, Framlington and the Trust, shall constitute a quorum at the Meeting with respect to those Funds.

Voting Requirement

   Nominees for Director/Trustee receiving a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Boards of Directors/Trustees of St. Clair, Framlington, the Company and the Trust in Proposal 1. Proposal 2 requires the vote of the majority of the shares of a Fund outstanding on the Record Date. Proposals 3.A-3.S and Proposal 4 each require the vote of the majority of a Fund's outstanding voting securities, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

                 EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

   For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, and will effectively be a vote against adjournment and against Proposals 2, 3 and 4 for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

                              PROXY SOLICITATION

   Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of MCM and its affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained Proxy Advantage, a division of PFPC Inc. ("Proxy Advantage") to provide proxy solicitation services in connection with the Meeting at an estimated cost of $750,000. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by the Funds.

   As the meeting date approaches, shareholders of the Funds may receive a call from a representative of MCM or Proxy Advantage if the Funds have not yet received their vote. Authorization to permit MCM or Proxy Advantage to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the MCM or Proxy Advantage representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

   If the shareholder information solicited agrees with the information provided to MCM or Proxy Advantage by the Funds, the MCM or Proxy Advantage representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The MCM or Proxy Advantage representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. MCM or Proxy Advantage will record the shareholder's instructions on the card. Within 72 hours, MCM or Proxy Advantage will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call MCM or Proxy Advantage immediately if the shareholder's instructions are not correctly reflected in the confirmation.

                                 ADJOURNMENTS

   In the event that sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

                               SHARE INFORMATION

   The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

                                                 Number of Shares
              Name of Fund                         Outstanding
              ------------                       -----------------
              St. Clair Funds, Inc.
              Government Money Market               28,365,648.680
              Institutional Money Market         1,210,868,457.370
              S&P MidCap Index                       7,960,121.620
              S&P SmallCap Index                     7,091,625.150
              Liquidity Plus                       139,187,928.900

              The Munder Framlington Funds Trust
              Emerging Markets                       2,366,865.299
              Healthcare                            13,884,805.643
              International Growth                   3,981,632.181

              The Munder Funds, Inc.
              Fund of Funds                          5,279,678.078
              Future Technology                     90,581,449.232
              International Bond                     3,870,689.691
              Micro-Cap Equity                       6,362,050.740
              MidCap Select                          2,462,981.268
              Multi-Season Growth                   13,441,487.234
              NetNet                                66,028,679.973
              Power Plus                            11,207,531.580
              Real Estate                            4,213,005.040
              Small-Cap Value                        6,145,187.429

              The Munder Funds Trust
              Balanced                              11,744,893.139
              Bond                                  11,913,313.143
              Cash Investment                    1,106,865,188.970
              Index 500                             47,109,719.254
              International Equity                   8,945,601.934
              Intermediate Bond                     38,043,621.375
              Large-Cap Value                       13,043,551.500
              Michigan Tax-Free Bond                 4,054,814.562
              Small Company Growth                   4,819,169.768
              Tax-Free Bond                          9,160,262.607
              Tax-Free Money Market                280,927,475.280
              Tax-Free Short-Intermediate Bond      16,599,458.201
              U.S. Government Income                20,759,745.861
              U.S. Treasury Money Market            48,436,539.900

                FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

   For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of February 12, 2003, please refer to Exhibit F.

   The Funds have been advised by MCM, Munder Fund of Funds, a mutual fund for which MCM serves as investment adviser, and Comerica Bank, an affiliate of MCM, that each intends to vote the shares of each of the Funds over which it has voting power FOR and AGAINST each proposal at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST that proposal by other shareholders of the respective Fund, unless there are no other shareholders or votes cast, in which case each will vote its shares FOR the proposals. MCM's economic interest in such shares (excluding shares in which Comerica has an economic interest), which are primarily held for the benefit of its clients, is less than 1%, except with respect to Real Estate (10.51%), MidCap Select (9.96%), International Growth (7.22%), Institutional Money Market (7.14%), Small-Cap Value (4.51%), Balanced (2.94%) and Micro-Cap Equity (1.96%). Munder Fund of Funds' economic interest in such shares is less than 1%, except with respect to MidCap Select (17.80%), Large-Cap Value (8.20%), Multi-Season Growth (6.51%), Small-Cap Value (3.64%), Small Company Growth (2.04%), Real Estate (1.63%) and Power Plus (1.34%). Comerica Bank's economic interest to the extent greater than 1% in such shares, which are primarily held for the benefit of its customers, is as follows:

                                                    Economic
                   Fund Name                        Interest
                   ---------                        --------
                   Government Money Market           100.00%
                   S&P MidCap Index                   99.99%
                   S&P SmallCap Index                 99.89%
                   Fund of Funds                      95.79%
                   Intermediate Bond                  91.27%
                   International Equity               90.33%
                   Tax-Free Bond                      89.03%
                   Institutional Money Market         88.03%
                   Michigan Tax-Free Bond             87.67%
                   International Bond                 87.24%
                   International Growth               86.32%
                   Bond                               85.32%
                   Cash Investment                    83.31%
                   Emerging Markets                   82.40%
                   U.S. Government Income             80.31%
                   Tax-Free Short-Intermediate Bond   79.87%
                   Large-Cap Value                    77.34%
                   Small Company Growth               73.69%
                   Tax-Free Money Market              70.19%

                                                 Economic
                      Fund Name                  Interest
                      ---------                  --------
                      U.S. Treasury Money Market  69.89%
                      Real Estate                 68.80%
                      Multi-Season Growth         63.66%
                      MidCap Select               47.86%
                      Index 500 Fund              37.00%
                      Small-Cap Value             33.82%
                      Balanced                    17.78%
                      Micro-Cap Equity             6.07%
                      Healthcare                   2.33%

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of the New Trust will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.

                                   EXHIBIT A

                              MUNDER SERIES TRUST
                                [ACQUIRED RIC*]

       FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION ("Agreement")
is made as of this        day of       , 2003, by and between Munder Series
Trust, a Delaware statutory trust ("Trust"), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf each of its separate series: [Applicable Series of the Trust] (each an "Acquiring Fund"), and [the ACQUIRED RIC], a [FORM AND STATE OF ORGANIZATION], with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of each of its separate series: [Applicable Series of the ACQUIRED RIC] (each an "Acquired Fund").

   WHEREAS, each of the Acquired Funds and each of the Acquiring Funds is a series of an open-end, registered investment company of the management type;

   WHEREAS, each Acquiring Fund has been organized to hold the assets of a corresponding Acquired Fund and each Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended ("1940 Act")) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein;

   WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest ("Acquiring Fund Shares") and the corresponding Acquired Fund with its classes of shares of beneficial interest ($0.001 par value per share) ("Acquired Fund Shares"):

              Acquiring Fund,                Corresponding Acquired Fund
    each a series of Munder Series Trust each a series of [the ACQUIRED RIC]
        (a Delaware statutory trust)      [FORM AND STATE OF ORGANIZATION]
    ------------------------------------ -----------------------------------
       [Applicable Series and Classes      [Applicable Series and Classes
               of the Trust]                    of the ACQUIRED RIC]

--------
* For the purposes of this Exhibit A, St. Clair, Framlington, the Company and the Trust are each referred to as an "ACQUIRED RIC."

   WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the Acquired Fund; and

   WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code");

   WHEREAS, each reorganization, redomiciliation and liquidation will consist of the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;

   WHEREAS, each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

   WHEREAS, the Trustees of the Trust have determined, with respect to each Acquiring Fund, that the exchange of all of the assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

   WHEREAS, the [Directors/Trustees] of [the ACQUIRED RIC] have determined, with respect to each Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

   1.1. Subject to the requisite approval of each Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund as of the time and date set forth in paragraph 3; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

   1.2. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, with respect to each Acquired Fund separately, "Assets"). Each Acquiring Fund shall assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, with respect to each Acquired Fund separately, "Liabilities").

   1.3. Immediately upon delivery to the Acquired Fund of the Acquiring Fund Shares, each Acquired Fund, as the then sole shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the Trust, (ii) approve the advisory and sub-advisory agreements previously approved by the Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph 5.2, (iii) approve the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, with respect to each class of shares of the corresponding Acquiring Fund, previously approved by the Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph 5.2, and (iv) ratify the selection of Ernst & Young LLP as the independent accountants of the corresponding Acquiring Fund.

   1.4. Immediately following the action contemplated by paragraph 1.3, each Acquired Fund will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing as defined in paragraph
3.1 ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund

Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

   1.5. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

   1.6. Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

   2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to each Acquired Fund and valuation procedures established by [ACQUIRED RIC's] Board of [Directors/Trustees].

   2.2. All computations of value shall be made by State Street Bank and Trust Company, in its capacity as administrator for each Acquired Fund, and shall be subject to confirmation by each Acquiring Fund's record keeping agent and by each Acquiring Fund's independent accountants.

3. CLOSING AND CLOSING DATE

   3.1. The Closing Date shall be April 29, 2003, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of [the ACQUIRED RIC] or at such other time and/or place as the parties may agree.

   3.2. [The ACQUIRED RIC] shall direct State Street Bank and Trust Company, as custodian for each Acquired Fund ("Custodian"), to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and

( ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the corresponding Acquiring Fund, as the Custodian also serves as the custodian for each Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of each Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the corresponding Acquired Fund's Assets are deposited, the corresponding Acquired Fund's Assets deposited with such depositories. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

   3.3. [The ACQUIRED RIC] shall direct PFPC, Inc., in its capacity as transfer agent for each Acquired Fund ("Transfer Agent"), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each Acquired Fund shall deliver to the corresponding Acquiring Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.

   3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either the Board of Trustees of the Trust or the Board of [Directors/Trustees] of [the ACQUIRED RIC], accurate appraisal of the value of the net assets of the Acquired

Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

   4.1. Except as has been fully disclosed to the applicable corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of [the ACQUIRED RIC], [the ACQUIRED RIC] on behalf of each Acquired Fund, represents and warrants to the Trust as follows:

      (a) The Acquired Fund is duly organized as a series of [the ACQUIRED RIC], which is a business trust duly organized, validly existing and in good standing under the laws of [State], with power under [the ACQUIRED RIC]'s [Articles of Incorporation/Declaration of Trust], as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

      (b) [The ACQUIRED RIC] is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

      (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Valuation Date, [the ACQUIRED RIC], on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

      (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of [the ACQUIRED RIC]'s [Articles of Incorporation/Declaration of Trust] or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which [the ACQUIRED RIC], on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which [the ACQUIRED RIC], on behalf of the Acquired Fund, is a party or by which it is bound;

      (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, material contracts listed on Schedule A and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed on Schedule A is a valid, binding and enforceable obligation of each party thereto and the assignment by each Acquired Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder;

      (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against [the ACQUIRED RIC], with respect to the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. [The ACQUIRED RIC], on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at [fiscal year end] have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired

   Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (j) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at [end of semi-annual period] (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

      (k) Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

      (l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

      (n) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by [the ACQUIRED RIC] and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

      (o) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the [Directors/Trustees] of [the ACQUIRED RIC], on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of [the ACQUIRED RIC], on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (p) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

      (q) The Proxy Statement (as defined in paragraph 5.2) insofar as it relates to the Acquired Fund, will, on the effective date of the Proxy Statement and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

   4.2. Except as has been fully disclosed to the applicable corresponding Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Trust, the Trust, on behalf of each Acquiring Fund, represents and warrants to [the ACQUIRED RIC] as follows:

      (a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;

      (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

      (d) The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Trust, on behalf of the Acquiring

   Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

      (g) To the best knowledge of the Acquiring Fund, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code;

      (h) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (i) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (j) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (k) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.

5. COVENANTS

   5.1. Each Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

   5.2. [The ACQUIRED RIC] will call a meeting of the shareholders of each Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. [the ACQUIRED RIC] will, on behalf of each Acquired Fund, prepare, file with the Commission, and deliver to the Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.

   5.3. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

   5.4. Each Acquired Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

   5.5. Subject to the provisions of this Agreement, each Acquiring Fund and each corresponding Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.6. Each Acquiring Fund will provide the corresponding Acquired Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

   5.7. Each Acquiring Fund and each corresponding Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

   5.8. [The ACQUIRED RIC], on behalf of each Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) [the ACQUIRED RIC]'s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust's, title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

   5.9. Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

   The obligations of [the ACQUIRED RIC], on behalf of an Acquired Fund, to consummate the transactions provided for herein shall be subject, at [the ACQUIRED RIC]'s election, to the performance by the Trust, on behalf of the corresponding Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

   6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   6.2. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to [the ACQUIRED RIC] and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as [the ACQUIRED RIC] shall reasonably request;

   6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

   6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

   The obligations of the Trust, on behalf of an Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by [the ACQUIRED RIC], on behalf of the corresponding Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1. All representations and warranties of [the ACQUIRED RIC], on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   7.2. [The ACQUIRED RIC] shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of [the ACQUIRED RIC];

   7.3. [The ACQUIRED RIC], on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by [the ACQUIRED RIC]'s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of [the ACQUIRED RIC], on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

   7.4. [The ACQUIRED RIC], on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by [the ACQUIRED RIC], on behalf of the Acquired Fund, on or before the Closing Date; and

   7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND EACH CORRESPONDING ACQUIRED FUND

   If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to [the ACQUIRED RIC], on behalf of an Acquired Fund, or the Trust, on behalf of the corresponding Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

   8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the

Acquired Fund in accordance with the provisions of [the ACQUIRED RIC]'s [Articles of Incorporation/Declaration of Trust], By-Laws, applicable [State] law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor [the ACQUIRED RIC] may waive the conditions set forth in this paragraph 8.1;

   8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Trust's or to [the ACQUIRED RIC]'s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or [the ACQUIRED RIC] to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

   8.4. The registration statement with respect to the Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

   8.5. The parties shall have received the opinion of counsel to [the ACQUIRED RIC] substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to [the ACQUIRED RIC] of representations it shall request of the Trust and [the ACQUIRED RIC]. Notwithstanding anything herein to the contrary, neither the Trust nor [the ACQUIRED RIC] may waive the condition set forth in this paragraph 8.5.

9. INDEMNIFICATION

   9.1. The Trust, out of each Acquiring Fund's assets and property, agrees to indemnify and hold harmless the corresponding Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense ( or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

   9.2 [The ACQUIRED RIC], out of each Acquired Fund's assets and property, agrees to indemnify and hold harmless the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. BROKERAGE FEES AND EXPENSES

   10.1. The Trust, on behalf of each Acquiring Fund, and [the ACQUIRED RIC], on behalf of each corresponding Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   10.2. The expenses relating to the proposed Reorganization will be borne solely by the Acquired Funds pro rata on the basis of relative net assets. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Proxy Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The Trust and [the ACQUIRED RIC] agree that neither party has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Section 9 shall survive the Closing.

12. TERMINATION

   This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Trust or the Board of [Directors/Trustees] of [the ACQUIRED RIC], at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Acquired Fund, respectively.

13. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of [the ACQUIRED RIC] and the Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by [the ACQUIRED RIC] pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust and [the ACQUIRED RIC], 480 Pierce Street, Birmingham, MI 48009, attn: Stephen J. Shenkenberg, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, attn: Jane A. Kanter.

15. HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

   15.3. The warranties, representations, and agreements contained in this Agreement made by [the ACQUIRED RIC], on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. In the event that shareholders of a particular Acquired Fund do not approve the Reorganization with respect to that Acquired Fund and the corresponding Acquiring Fund, the Agreement will continue to remain in full force and effect with respect to the reorganizations, redomiciliations and liquidations for the other Acquired Funds and their corresponding Acquiring

Funds referenced in this Agreement. The benefits and obligations attendant to the Reorganization are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganization. Shareholders of the Acquired Funds have no rights under this Agreement with respect to the reorganization, redomiciliation, and liquidation of any other Acquired Fund in which they do not hold shares.

   15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

MUNDER SERIES TRUST, on behalfof its    [the ACQUIRED RIC] on behalfof its
series:                                 series:

[Applicable Series ofthe Trust]         [Applicable Series ofACQUIRED RIC]
By: --------------------------          By: --------------------------
    Name:                                   Name:
    Title:                                  Title:

                                  Schedule A

           Acquired Fund Contracts to be Assigned to Acquiring Funds

                               [to be inserted]

                                   Exhibit B

Current Executive Officers of St. Clair, Framlington, the Company and the Trust

                       Position(s) with
                          St. Clair,
                         Framlington,    Term of Office and
                         the Company      Length of Time
Name, Address and Age   and the Trust         Served          Principal Occupation(s) During Past 5 Years
---------------------  ---------------- -------------------- ---------------------------------------------
James C. Robinson      President and    through 2/04         Chairman and Chief Executive Officer of
480 Pierce Street      Principal        St. Clair since 5/00 Munder Capital Management (investment
Suite 300              Executive        Framlington since    advisor) (1/00 to present); Chief Investment
Birmingham, MI 48009   Officer          5/00                 Officer/Fixed Income of Munder Capital
Age 41                                  Company since 5/00   Management (1/90 to 1/00); President of
                                        Trust since 5/00     @Vantage (since 8/00) and Munder Series
                                                             Trust (since 2/03).

Stephen J. Shenkenberg Vice President   through 2/04         General Counsel of Munder Capital
480 Pierce Street      and Secretary    St. Clair since 8/00 Management (investment advisor) (7/00 to
Suite 300                               Framlington since    present); Deputy General Counsel of Strong
Birmingham, MI 48009                    8/00                 Capital Management, Inc. (investment advisor)
Age 44                                  Company since 8/00   (12/92 to 7/00); Vice President and Secretary
                                        Trust since 8/00     of @Vantage (since 8/00) and Munder Series
                                                             Trust (since 2/03).

Elyse G. Essick        Vice President   through 2/04         Chief Marketing Officer of Munder Capital
480 Pierce Street                       St. Clair since 4/95 Management (investment advisor) (9/88 to
Suite 300                               Framlington since    present); Vice President of @Vantage (since
Birmingham, MI 48009                    11/96                2/01) and Munder Series Trust (since 2/03).
Age 44                                  Company since 4/95
                                        Trust since 4/95

Peter K. Hoglund       Vice President   through 2/04         Chief Administration Officer of Munder
480 Pierce Street      and Principal    St. Clair since 2/01 Capital Management (investment advisor)
Suite 300              Financial        Framlington since    (5/00 to present); Associate of Heartland
Birmingham, MI 48009   Officer          2/01                 Industrial Partners (a private equity group)
Age 36                                  Company since 2/01   (10/99 to 5/00); Sr. Portfolio Manager of
                                        Trust since 2/01     Munder Capital Management (1/98 to 10/99);
                                                             Vice President of @Vantage (since 2/01) and
                                                             Munder Series Trust (since 2/03).

Cherie Ugorowski       Treasurer and    through 2/04         Controller of Munder Capital Management
480 Pierce Street      Principal        St. Clair since 8/01 (investment advisor) (5/01 to present);
Suite 300              Accounting       Framlington since    Corporate Accounting Manager,
Birmingham, MI 48009   Officer          8/01                 DaimlerChrysler Corporation (automotive
Age 34                                  Company since 8/01   manufacturer) (9/99 to 5/01); Manager, Audit
                                        Trust since 8/01     and Business Advisory Practice, Arthur
                                                             Andersen LLP (9/90 to 9/99); Treasurer of
                                                             @Vantage (since 8/01) and Munder Series
                                                             Trust (since 2/03).

                                   EXHIBIT C

    Fees Payable to the Advisor and Sub-Advisor under the Current Advisory Agreements and Current Sub-Advisory Agreement and to the Distributor under the
                                 Current Plans

   The following table provides the annual fee rate of each Fund under the relevant Current Advisory Agreements, as well as the amounts paid by each Fund to the Advisor under that agreement during the Fund's most recent fiscal year.

                                     Advisory Fees
                                      Received for
                                   Fiscal year ended
                                     June 30, 2002
                                     (December 31,
                                          2002
                                   in the case of the
                                    St. Clair Funds)           Applicable Fee Rate
                                   ------------------ -------------------------------------
St. Clair Funds, Inc.
Institutional S&P MidCap Index        $    68,625     0.15% of average daily net assets
 Equity Fund
Institutional S&P SmallCap Index      $   119,935     0.15% of average daily net assets
 Equity Fund
Institutional Money Market Fund       $ 1,779,937     0.20% of average daily net assets
Institutional Government Money        $    50,898     0.20% of average daily net assets
 Market Fund
Liquidity Plus Money Market Fund      $   525,115     0.35% of average daily net assets
The Munder Framlington Funds Trust
Emerging Markets Fund                 $   397,052     1.25% of average daily net assets
Healthcare Fund                       $ 3,563,750     1.00% of the first $250 million of
                                                      average daily net assets and 0.75%
                                                      of average daily net assets in excess
                                                      of $250 million
International Growth Fund             $   474,634     1.00% of the first $250 million of
                                                      average daily net assets and 0.75%
                                                      of average daily net assets in excess
                                                      of $250 million

The Munder Funds, Inc.
Future Technology Fund                $ 5,263,983     1.00% of the first $4 billion of
                                                      average daily net assets; 0.95% of
                                                      average daily net assets from $4
                                                      billion to $5 billion; and 0.90% of
                                                      average daily net assets in excess of
                                                      $5 billion
International Bond Fund               $   170,262     0.50% of average daily net assets
Micro-Cap Equity Fund                 $ 1,211,248     1.00% of average daily net assets
MidCap Select Fund                    $   236,107     0.75% of average daily net assets
Multi-Season Growth Fund              $ 2,727,808     0.75% of average daily net assets
NetNet Fund                           $13,357,216     1.00% of the first $4 billion of
                                                      average daily net assets; 0.95% of
                                                      average daily net assets from $4
                                                      billion to $5 billion; and 0.90% of
                                                      average daily net assets in excess of
                                                      $5 billion

                                        Advisory Fees
                                         Received for
                                      Fiscal year ended
                                        June 30, 2002
                                        (December 31,
                                             2002
                                      in the case of the
                                       St. Clair Funds)           Applicable Fee Rate
                                      ------------------ -------------------------------------
Power Plus Fund                           $  995,733     0.75% of average daily net assets
Real Estate Equity Investment Fund        $  422,244     0.74% of average daily net assets
Small-Cap Value Fund                      $  682,408     0.75% of average daily net assets

The Munder Funds Trust
Balanced Fund                             $  775,066     0.65% of average daily net assets
Bond Fund                                 $  781,032     0.50% of average daily net assets
Cash Investment Fund                      $3,986,802     0.35% of average daily net assets
Index 500 Fund                            $1,175,053     0.20% of the first $250 million of
                                                         average daily net assets; 0.12% of
                                                         the next $250 million of average
                                                         daily net assets and 0.07% of
                                                         average daily net assets in excess of
                                                         $500 million
Intermediate Bond Fund                    $1,904,392     0.50% of average daily net assets
International Equity Fund                 $  895,179     0.75% of average daily net assets
Large-Cap Value Fund                      $1,264,588     0.75% of average daily net assets
Michigan Tax-Free Bond Fund               $  245,639     0.50% of average daily net assets
Small Company Growth Fund                 $  598,665     0.75% of average daily net assets
Tax-Free Bond Fund                        $  603,752     0.50% of average daily net assets
Tax-Free Money Market Fund                $1,114,133     0.35% of average daily net assets
Tax-Free Short-Intermediate Bond Fund     $  866,458     0.50% of average daily net assets
U.S. Government Income Fund               $1,113,045     0.50% of average daily net assets
U.S. Treasury Money Market Fund           $  341,708     0.35% of average daily net assets

   For the fiscal year ended June 30, 2002, the Advisor reimbursed expenses for the Healthcare Fund in the amount of $309,938 and the International Growth Fund in the amount of $81,963. For the fiscal year ended December 31, 2002, the Advisor waived fees in the amount of $41,974 for the Institutional S&P MidCap Index Equity Fund, $85,430 for the Institutional S&P SmallCap Index Equity Fund, $711,975 for the Institutional Money Market Fund and $20,359 for the Institutional Government Money Market Fund.

   The Advisor pays to the Sub-Advisor with respect to each Sub-Advised Fund an amount equal to 40% of the net revenues earned by the Adviser with respect to that Fund. For purposes of this calculation, "net revenues" with respect to a Sub-Advised Fund is equal to the amount of advisory fees charged by the Advisor for that Fund, above, less the sum of (i) any advisory fee waivers and expense reimbursements made by the Adviser for that Fund, and (ii) any payments made by the Advisor to broker/dealers, wirehouses, or other third party intermediaries based on sales of the Fund made by, and/or assets of the Fund held through, such entities.

   The following table provides the amounts paid by each Fund to the Distributor under the Current Plan during the Fund's most recent fiscal year.

                                 Class A Shares         Class B Shares          Class C Shares
                                Fiscal year ended      Fiscal year ended       Fiscal year ended
                                  June 30, 2002          June 30, 2002           June 30, 2002
                              --------------------- ----------------------- -----------------------
                                         Contingent              Contingent              Contingent
                                          Deferred  Distribution  Deferred  Distribution  Deferred
                               Service     Sales    and Service    Sales    and Service    Sales
                                Fees      Charges       Fees      Charges       Fees      Charges
                              ---------- ---------- ------------ ---------- ------------ ----------
Balanced Fund                 $   60,204  $   258    $  484,620  $  225,076  $  217,465   $14,275
Bond Fund                     $   17,150  $ 4,844    $   75,680  $   55,735  $    9,341   $   827
Cash Investment Fund          $  312,880  $ 2,231            --          --          --        --
Emerging Markets Fund         $    5,040  $ 1,520    $   14,492  $   10,566  $    3,645   $ 1,425
Future Technology Fund        $  445,246  $ 2,067    $2,164,755  $1,573,613          --        --
Healthcare Fund               $  307,629  $   561    $1,693,542  $1,219,975  $  909,927   $71,020
Index 500 Fund                $  954,213  $12,302    $3,319,282  $  749,520          --        --
Intermediate Bond Fund        $   24,922  $11,199    $   97,468  $   55,734  $   12,197   $ 1,328
International Bond Fund       $    3,469  $ 9,405    $    1,637  $       54  $      340   $     0
International Equity Fund     $   16,152  $30,181    $   16,804  $   16,882  $   21,706   $ 1,286
International Growth Fund     $    3,180       --    $    7,732  $    7,688  $    5,176   $   703
Large-Cap Value Fund          $   16,673  $     4    $  117,614  $   73,204  $   38,237   $ 1,830
Michigan Tax-Free Bond Fund   $    5,054  $    46    $   10,366  $      442  $    1,126   $    15
Micro-Cap Equity Fund         $  107,480  $ 3,981    $  399,631  $  163,770  $  203,160   $ 6,412
MidCap Select Fund            $    6,014  $    78    $   18,982  $   16,926          --        --
Multi-Season Growth Fund      $  101,962  $     1    $  189,732  $  102,188  $   60,120   $ 3,440
NetNet Fund                   $1,215,992  $13,543    $5,813,403  $4,012,086  $2,646,895   $73,330
Power Plus Fund               $  111,797       --    $  617,103  $  470,888          --        --
Real Estate Equity Investment
 Fund                         $    7,902  $    14    $   34,210  $   12,077  $    9,933   $   325
Small Company Growth Fund     $   20,820       --    $   52,315  $   28,225  $   20,879   $   435
Small-Cap Value Fund          $   26,883  $ 4,764    $  237,291  $  105,967  $   72,938   $ 3,740
Tax-Free Bond Fund            $    9,574       --    $   31,028  $   11,946  $    7,384   $   437
Tax-Free Money Market Fund    $  213,150       --            --          --          --        --
Tax-Free Short-Intermediate
 Bond Fund                    $   17,001       --    $   26,252  $    8,206  $    8,895   $   576
U.S. Government Income Fund   $   26,055  $ 4,555    $  138,090  $   75,101  $   24,120   $ 1,285
U.S. Treasury Money Market
 Fund                         $   73,860       --            --          --          --        --

                                     Class II Shares         Class L Shares
                                    Fiscal year ended       Fiscal year ended
                                      June 30, 2002         December 31, 2002
                                 ----------------------- -----------------------
                                              Contingent              Contingent
                                 Distribution  Deferred  Distribution  Deferred
                                 and Service    Sales    and Service    Sales
                                     Fees      Charges       Fees      Charges
                                 ------------ ---------- ------------ ----------
Future Technology Fund            $1,213,675   $87,509           --       --
MidCap Select Fund                $    9,521   $   783           --       --
Power Plus Fund                   $  245,872   $32,297           --       --
Liquidity Plus Money Market Fund          --        --     $526,689       --

                                   Exhibit D

 Fundamental Investment Restrictions of the Funds to be Amended or Eliminated

Fundamental Investment Restrictions of the Series of St. Clair:
      Munder Institutional S&P MidCap Index Equity Fund
      Munder Institutional S&P SmallCap Index Equity Fund
      Munder Institutional Money Market Fund
      Munder Institutional Government Money Market Fund

The Funds may not:

   1. With respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities. However, as an operating policy the Money Market Funds intend to adhere to the 5% limitation (with respect to the Fund's investment in the outstanding securities of any one issuer) with regard to 100% of its Fund to the extent required under applicable regulations under the Investment Company Act of 1940, as amended ("1940 Act"). (Proposal 3.A).

   2. Borrow money or enter into reverse repurchase agreements except that a Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33-1/3% of its total assets. (Proposal 3.B & 3.P).

   3. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act) except to the extent the activities permitted by other enumerated investment limitations may be deemed to give rise to a senior security and as consistent with interpretations under the 1940 Act. (Proposal 3.C).

   4. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities. (Proposal 3.D)

   5. Purchase or sell real estate or any interest therein, but not including securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. (Proposal 3.E).

   6. Make loans of securities to other persons in excess of 25% of a Fund's total assets, provided a Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations. (Proposal 3.F).

   7. Purchase securities if more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or, with respect to the Money Market Funds, obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) there is no limit on investments in issuers domiciled in a single country; (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry). (Proposal 3.G).

   8. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of financial futures and stock index futures contracts, options on futures contracts, options on securities and securities indices, as permitted by the Fund's Prospectus. (Proposal 3.H).

   9. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by its fundamental investment limitation on borrowing (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose). (Proposal 3.I).

   10. Make investments for the purpose of exercising control or management. (Proposal 3.K).

Fundamental Investment Restrictions of St. Clair (Liquidity Plus):
      Liquidity Plus Money Market Fund

The Fund may not:

   1. (a) Purchase securities (other than obligations of the U.S. Government, its agencies or instrumentalities) if more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation; and (b) purchase more than 10% of the outstanding voting securities of any issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation. However, as an operating policy, the Fund intends to adhere to this 5% limitation with regard to 100% of its portfolio to the extent required under applicable regulations under the 1940 Act. (Proposal 3.A).

   2. Borrow money, except for temporary purposes in amounts up to one-third of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments. (Proposal 3.B).

   3. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities. (Proposal 3.D).

   4. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. (Proposal 3.E).

   5. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations. (Proposal 3.F).

   6. Invest 25% or more of the Fund's total assets in one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services--for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered separate industry. (Proposal 3.G).

   7. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of financial futures contracts and options on financial futures contracts, options on securities and securities indices, as permitted by the Fund's Prospectus. (Proposal 3.H).

   8. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by its fundamental investment limitation on borrowing (Proposal 3.I).

   9. Knowingly invest more than 10% of its total assets in illiquid securities including time deposits with maturities longer than seven days and repurchase agreements providing for settlement more than seven days after notice. (Proposal 3.J).

   10. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. (Proposal 3.O).

Fundamental Investment Restrictions of the Series of Framlington:
      Munder Emerging Markets Fund
      Munder Healthcare Fund
      Munder International Growth Fund

The Funds may not:

   1. Purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the assets of a Fund may be invested without regard to this 5% limitation. (Proposal 3.A).

   2. Borrow money or enter into reverse repurchase agreements except that a Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets. (Proposal 3.B & 3.P).

   3. Issue any senior security (as defined in Section 18(f) of the 1940 Act) except as permitted under the 1940 Act. (Proposal 3.C).

   4. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities. (Proposal 3.D).

   5. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. (Proposal 3.E).

   6. Make loans of securities to other persons in excess of 25% of a Fund's total assets, provided a Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations. (Proposal 3.F).

   7. Invest 25% or more of its total assets in securities issued by one or more issuers conducting their principal business activities in the same industry (except that the Healthcare Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in healthcare industries). (Proposal 3.G).

   8. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by a Fund's Prospectus. (Proposal 3.H).

   9. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by its fundamental investment limitation on borrowing (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose). (Proposal 3.I).

   10. Make investments for the purpose of exercising control or management. (Proposal 3.K).

   11. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in options, futures and options of futures. (Proposal 3.O).

Fundamental Investment Restrictions of Series of the Company:
      Munder Future Technology Fund
      Munder International Bond Fund
      Munder Micro-Cap Equity Fund
      Munder MidCap Select Fund
      Munder Multi-Season Growth Fund
      Munder NetNet Fund
      Munder Power Plus Fund
      Munder Real Estate Equity Investment Fund
      Munder Small-Cap Value Fund

The Funds may not:

   1. (For each Fund except the International Bond Fund and the Future Technology Fund) with respect to 75% of a Fund's assets, invest more than 5% of a Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (Proposal 3.A).

   2. Borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets. (Proposals 3.B & 3.C).

   3. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities. (Proposal 3.D).

   4. (For each Fund except the Real Estate Equity Investment Fund) purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. The Real Estate Equity Investment Fund may not buy or sell real estate; however, this prohibition does not apply to the purchase or sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, (iii) securities of companies operating in the real estate industry including real estate investment trusts, and (iv) the holding and sale of real estate acquired as a result of the ownership of securities. (Proposal 3.E).

   5. Make loans of securities to other persons in excess of 25% of a Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations. (Proposal 3.F).

   6. Invest more than 25% of its total assets in any one industry (i) provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries; (ii) except that the Real Estate Equity Investment Fund will invest more than 25% of its assets in securities of issuers in the real estate industry; (iii) except that the NetNet Fund will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or Intranet related businesses; (iv) except that the Future Technology Fund will invest more than 25% of its total assets in the technology industry; and (v) except that the Power Plus Fund will invest more than 25% of its assets in securities of companies that are primarily engaged in non-regulated energy and power activities. (Proposal 3.G).

   7. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Future Technology, MidCap Select, Multi-Season, NetNet, Real Estate, and International Bond Funds of forward currency contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by each Fund's prospectus. (Proposal 3.H).

   8. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by its fundamental investment limitation on borrowing (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose). (Proposal 3.I).

   9. Make investments for the purpose of exercising control or management. (Proposal 3.K).

   10. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures. (Proposal 3.O).

Fundamental Investment Restrictions of the Series of the Trust:
      Munder Balanced Fund
      Munder Large-Cap Value Fund
      Munder Index 500 Fund
      Munder International Equity Fund
      Munder Small Company Growth Fund
      Munder Bond Fund
      Munder Intermediate Bond Fund
      Munder U.S. Government Income Fund
      Munder Michigan Tax-Free Bond Fund
      Munder Tax-Free Bond Fund
      Munder Tax-Free Short-Intermediate Bond Fund
      Munder Cash Investment Fund
      Munder Tax-Free Money Market Fund
      Munder U.S. Treasury Money Market Fund

These Funds may not:
   1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of a Fund's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that (a) with respect to each Fund, other than the Michigan Tax-Free Bond Fund and the Tax-Free Short-Intermediate Bond Fund, up to 25% of the value of the Fund's total assets (taken at current value) may be invested without regard to these limitations and (b) with respect to the Michigan Tax-Free Bond Fund and the Tax-Free Short-Intermediate Bond Fund, up to 50% of the value of the Fund's total assets may be invested without regard to these limitations so long as no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of a Fund's total assets. (Proposal 3.A).

   2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowing from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation. (Proposals 3.B & 3.C).
   3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting. (Proposal 3.D).

   4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate. (Proposal 3.E).

   5. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment objective and policies. (Proposal 3.F).

   6. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions,
(ii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clause (i) and, with respect to the Money Market
Funds, clause (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of a Fund's total assets. (Proposal 3.G).

   7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions in securities on a when-issued or forward commitment basis, and except that each Equity Fund and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies. (Proposal 3.H & 3.N).

   8. Mortgage, pledge or hypothecate any assets, except in connection with borrowing and then in amounts not in excess of one-third of the value of a Fund's total assets at the time of such borrowing. (Proposal 3.I).

   9. Purchase securities of companies for the purpose of exercising control. (Proposal 3.K).

   10. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act. (Proposal 3.L).

   11. Write or sell put options, call options, straddles, spreads, or any combination thereof except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that each Equity and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies. Notwithstanding the above, the Tax-Free Short-Intermediate Bond Fund may not write or purchase options, including puts, calls, straddles, spreads, or any combination thereof. (Proposal 3.M).

   12. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. (Proposal 3.O).

The Tax-Free Short-Intermediate Bond Fund also may not:

   1. Participate on a joint or joint and several basis in any securities trading account. (Proposal 3.Q).

   2. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or its Advisor who own beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities. (Proposal 3.R).

   3. Invest more than 10% of its total assets in the securities of issuers that together with any predecessors have a record of less than three years continuous operation. (Proposal 3.S).

                                   Exhibit E

      Executive Officers and Directors of the Advisor and the Sub-Advisor

                           Munder Capital Management

  Name and Address*             Principal Occupation
  -----------------             ----------------------------------------------
  Munder Group LLC              Partner
  WAM Holdings, Inc.            Partner
  WAM Holdings II, Inc. Partner Partner
  James C. Robinson             Chairman and Chief Executive Officer
  Enrique Chang                 President and Chief Investment Officer
  Elyse G. Essick               Vice President and Chief Marketing Officer
  Peter K. Hoglund              Chief Administrative Officer
  Anne K. Kennedy               Vice President and Director of Portfolio
                                  Management
  Stephen J. Shenkenberg        Executive Vice President, General Counsel,
                                  Chief Compliance Officer and Secretary
  Sharon E. Fayolle             Vice President and Director of Cash Management
  Peter G. Root                 Vice President and Chief Investment Officer,
                                  Fixed Income
  Todd B. Johnson               Chief Executive Officer of World Asset
                                  Management, a division of Munder Capital
                                  Management
  Paul T. Cook                  Director, Technology Investing
  Beth Obear                    Director of Human Resources

--------
.. The address for each officer and director is 480 Pierce Street, Birmingham, Michigan 48009.

              Framlington Overseas Investment Management Limited

                   Name and Address*  Principal Occupation
                   -----------------  -----------------------
                   Jean-Luc Schilling Managing Director
                   Neil Birrell       Director
                   Warren J. Colman   Operations Director
                   Michael A. Vogel   Group Managing Director

--------
.. The address for each officer and director is 155 Bishopsgate, London, England
  EC2M 3XJ.

                                   Exhibit F

                      Principal Shareholders of the Funds

   Control Persons and Principal Holders of Securities. As of February 12, 2003 the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds' shares.


                                                                   Percentage of Class
Name of Fund and Class                       Name and Address        Outstanding (%)
----------------------                       ----------------      -------------------

Cash Investment Fund--Class Y            Calhoun & Co                     97.150
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         P O Box 75000
                                         Detroit MI 48275-3455

Tax-Free Money Market Fund--Class Y      Calhoun & Co                     94.835
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         P O Box 75000
                                         Detroit MI 48275-3455

U.S. Treasury Money Market Fund--Class Y Calhoun & Co                    100.000
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         P O Box 75000
                                         Detroit MI 48275-3455

Small Company Growth Fund--Class Y       Calhoun & Co                     90.317
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         P O Box 75000
                                         Detroit MI 48275-3455

Index 500 Fund--Class Y                  Calhoun & Co                     92.496
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         P O Box 75000
                                         Detroit MI 48275-3455

International Equity Fund--Class Y       Calhoun & Co                     92.425
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         P O Box 75000
                                         Detroit MI 48275-3455

Intermediate Bond Fund--Class Y          Calhoun & Co                     97.224
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         P O Box 75000
                                         Detroit MI 48275-3455

Bond Fund--Class Y                       Calhoun & Co                     99.431
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         P O Box 75000
                                         Detroit MI 48275-3455

                                                                              Percentage of Class
Name of Fund and Class                             Name and Address             Outstanding (%)
----------------------                             ----------------           -------------------

Tax-Free Short-Intermediate Bond--Class Y Calhoun & Co                              76.406
                                          C/O Comerica Bank Detroit
                                          Attn Vicky Froehlich
                                          P O Box 75000
                                          Detroit MI 48275-3455

Tax-Free Short-Intermediate Bond--Class Y Marc Feldman                              11.498
                                          Virginia Feldman Jtwros
                                          P O Box G
                                          Philmont, NY 12565

Tax-Free Short-Intermediate Bond--Class Y Joan M Linville Ttee                      11.223
                                          Joan M Linville Living Trust
                                          U/A Dtd 03/22/2001
                                          7896 Winfield Dr Sw
                                          Brighton MI 48116

Balanced Fund--Class Y                    Calhoun & CO                              33.866
                                          C/O Comerica Bank Detroit
                                          Attn Mutual Fund Funds Unit Mc 3446
                                          Po Box 75000
                                          Detroit MI 48275-3446

Balanced Fund--Class Y                    Charter Township Of Clinton               24.617
                                          Public Employee Health Care Fund
                                          40700 Romeo Plank
                                          Clinton Township MI 48038

Balanced Fund--Class Y                    Dingle & CO                               19.286
                                          C/O Comerica Bank
                                          Attn: Mutual Fund Unit / Mc3446
                                          P.O. Box 75000 / Mc3446
                                          Detroit, MI 48275

Balanced Fund--Class Y                    Comerica Bank Fbo                         11.822
                                          Henry Ford Hlth Sys Retire Svgs
                                          Attn: Mutual Fund Unit / Mc3446
                                          P.O. Box 75000 / Mc3446
                                          Detroit, MI 48275

Michigan Tax-Free Bond Fund--Class Y      Calhoun & CO                              63.765
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          Po Box 75000
                                          Detroit MI48275-3446

Michigan Tax-Free Bond Fund--Class Y      Kiki Nick                                 29.628
                                          591 Renaud
                                          Grosse Pointe Woods MI 48236

Tax-Free Bond Fund--Class Y               Calhoun & Co                              86.438
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          P.O. Box 75000
                                          Detroit MI 48275-3446

Tax-Free Bond Fund--Class Y               Maxine M Marshke                          13.045
                                          11387 Spens Lane
                                          Lachine MI 49753-0000

                                                                      Percentage of Class
Name of Fund and Class                        Name and Address          Outstanding (%)
----------------------                        ----------------        -------------------

Large-Cap Value Fund--Class Y          Calhoun & Co                         81.051
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Large-Cap Value Fund--Class Y          Munder Fund Of Funds                 15.973
                                       Attn Dawn Mckendrick
                                       Munder Capital Management
                                       480 Pierce Street
                                       Birmingham MI 48009

U.S. Government Income Fund--Class Y   Calhoun & Co                         99.174
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Multi-Season Growth Fund--Class Y      Calhoun & Co                         80.508
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Multi-Season Growth Fund--Class Y      Munder Fund Of Funds                 14.880
                                       Attn Dawn Mckendrick
                                       Munder Capital Management
                                       480 Pierce Street
                                       Birmingham MI 48009

Real Estate Equity Investment--Class Y Calhoun & Co                         79.822
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       Po Box 75000
                                       Detroit MI 48275-3446

Real Estate Equity Investment--Class Y Fifth Third Bank Ttee Fbo             7.711
                                       Shape Corp Ret Trust 32
                                       16-2-8627895
                                       PO Box 630074
                                       Cincinnati OH 45263

International Bond Fund--Class Y       Calhoun & Co                         98.631
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Net Net Fund--Class Y                  Calhoun & Co                         31.410
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Net Net Fund--Class Y                  Sterling Trust Co Ttee               16.151
                                       Fbo Munder Capital Management
                                       1380 Lawrence St Ste 1400
                                       Denver Co 80204

                                                                  Percentage of Class
Name of Fund and Class                  Name and Address            Outstanding (%)
----------------------                  ----------------          -------------------

Net Net Fund--Class Y          Highlands Company Of Delaware             9.421
                               2301 Mitchell Park Dr
                               Petoskey MI 49770

Net Net Fund--Class Y          Mac & Co A/C Vhsf3001102                  7.102
                               Mutual Fund Ops--Tc
                               PO Box 3198
                               Pittsburgh Pa 15230

Micro-Cap Equity Fund--Class Y Calhoun & Co                             41.695
                               C/O Comerica Bank
                               Attn Mutual Funds Unit Mc 3446
                               PO Box 75000
                               Detroit MI 48275-3446

Micro-Cap Equity Fund--Class Y Fifth Third Bank Ttee Fbo                16.414
                               Shape Corp Ret Trust 32
                               16-2-8627895
                               PO Box 630074
                               Cincinnati OH 45263

Micro-Cap Equity Fund--Class Y Munder Fund Of Funds                      9.416
                               Attn Dawn Mckendrick
                               Munder Capital Management
                               480 Pierce Street
                               Birmingham MI 48009

Micro-Cap Equity Fund--Class Y John P Richardson Gen Prtnr               7.591
                               Richardson Family Limited Prtnrshp
                               3452 Balfour Dr
                               Troy MI 48084

Micro-Cap Equity Fund--Class Y Sterling Trust Co Ttee                    5.579
                               Fbo Munder Capital Management
                               1380 Lawrence St Ste 1400
                               Denver CO 80204

Small-Cap Value Fund--Class Y  Calhoun & Co                             68.507
                               C/O Comerica Bank
                               Attn Mutual Funds Unit Mc 3446
                               PO Box 75000
                               Detroit MI 48275-3446

Small-Cap Value Fund--Class Y  Munder Fund Of Funds                      8.977
                               Attn Dawn Mckendrick
                               Munder Capital Management
                               480 Pierce Street
                               Birmingham MI 48009

Small-Cap Value Fund--Class Y  Fifth Third Bank Ttee Fbo                 7.880
                               Shape Corp Ret Trust 32
                               16-2-8627895
                               PO Box 630074
                               Cincinnati OH 45263

Small-Cap Value Fund--Class Y  John P Richardson Gen Prtnr               6.376
                               Richardson Family Limited Prtnrshp
                               3452 Balfour Dr
                               Troy MI 48084

                                                               Percentage of Class
Name of Fund and Class                 Name and Address          Outstanding (%)
----------------------                 ----------------        -------------------

MidCap Select Fund--Class Y     Calhoun & Co                         60.500
                                C/O Comerica Bank
                                Attn Mutual Funds Unit Mc 3446
                                PO Box 75000
                                Detroit MI 48275-3446

MidCap Select Fund--Class Y     Munder Fund Of Funds                 22.600
                                Attn Dawn Mckendrick
                                Munder Capital Management
                                480 Pierce Street
                                Birmingham MI 48009

MidCap Select Fund--Class Y     Fifth Third Bank Ttee Fbo             6.995
                                Shape Corp Ret Trust 32
                                16-2-8627895
                                PO Box 630074
                                Cincinnati OH 45263

Future Technology Fund--Class Y Calhoun & Co                         40.226
                                C/O Comerica Bank
                                Attn Mutual Funds Unit Mc 3446
                                PO Box 75000
                                Detroit MI 48275-3446

Future Technology Fund--Class Y Munder Fund Of Funds                 33.120
                                Attn Dawn Mckendrick
                                Munder Capital Management
                                480 Pierce Street
                                Birmingham MI 48009

Future Technology Fund--Class Y Fifth Third Bank Ttee Fbo             9.028
                                Shape Corp Ret Trust 32
                                16-2-8627895
                                PO Box 630074
                                Cincinnati OH 45263

Future Technology Fund--Class Y Sterling Trust Co Ttee                5.454
                                Fbo Munder Capital Management
                                1380 Lawrence St Ste 1400
                                Denver CO 80204

Power Plus Fund--Class Y        Munder Fund Of Funds                 71.245
                                Attn Dawn Mckendrick
                                Munder Capital Management
                                480 Pierce Street
                                Birmingham MI 48009

Power Plus Fund--Class Y        Richard A Giesen                      9.619
                                1070 N Elm Tree Rd
                                Lake Forest IL 60045-0000

Power Plus Fund--Class Y        Sterling Trust Co Ttee                5.271
                                Fbo Munder Capital Management
                                1380 Lawrence St Ste 1400
                                Denver CO 80204

                                                                   Percentage of Class
Name of Fund and Class                     Name and Address          Outstanding (%)
----------------------                     ----------------        -------------------

Fund Of Funds--Class Y              Calhoun & Co                          98.962
                                    C/O Comerica Bank
                                    Attn Mutual Funds Unit Mc 3446
                                    PO Box 75000
                                    Detroit MI 48275-3446

International Growth Fund--Class Y  Calhoun & Co                          90.529
                                    C/O Comerica Bank
                                    Attn Mutual Funds Unit Mc 3446
                                    PO Box 75000
                                    Detroit MI 48275-3446

International Growth Fund--Class Y  Fifth Third Bank Ttee Fbo              5.334
                                    Shape Corp Ret Trust 32
                                    16-2-8627895
                                    PO Box 630074
                                    Cincinnati OH 45263

Emerging Markets Fund--Class Y      Calhoun & Co                          90.200
                                    C/O Comerica Bank
                                    Attn Mutual Funds Unit Mc 3446
                                    PO Box 75000
                                    Detroit MI 48275-3446

Healthcare Fund--Class Y            Calhoun & Co                          81.588
                                    C/O Comerica Bank
                                    Attn Mutual Funds Unit Mc 3446
                                    PO Box 75000
                                    Detroit MI 48275-3446

Healthcare Fund--Class Y            Sterling Trust Co Ttee                 5.946
                                    Fbo Munder Capital Management
                                    1380 Lawrence St Ste 1400
                                    Denver CO 80204

Cash Investment Fund--Class K       Calhoun & Co                          99.945
                                    C/O Comerica Bank Detroit
                                    Attn Vicky Froehlich
                                    P O Box 75000
                                    Detroit MI 48275-3455

Tax-Free Money Market Fund--Class K Calhoun & Co                          99.903
                                    C/O Comerica Bank Detroit
                                    Attn Vicky Froehlich
                                    P O Box 75000
                                    Detroit MI 48275-3455

U.S. Treasury Money Market Fund--K  Calhoun & Co                         100.000
                                    C/O Comerica Bank Detroit
                                    Attn Vicky Froehlich
                                    P O Box 75000
                                    Detroit MI 48275-3455

Small Company Growth Fund--Class K  Calhoun & Co                          99.155
                                    C/O Comerica Bank
                                    Attn Mutual Funds Unit Mc 3446
                                    Po Box 75000
                                    Detroit MI 48275-3446

                                                                         Percentage of Class
Name of Fund and Class                           Name and Address          Outstanding (%)
----------------------                           ----------------        -------------------

Index 500 Fund--Class K                   Calhoun & Co                         99.847
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

International Equity Fund--Class K        Calhoun & Co                         99.815
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Intermediate Bond Fund--Class K           Calhoun & Co                         99.697
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Bond Fund--Class K                        Calhoun & Co                         99.810
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Tax-Free Short-Intermediate Bond--Class K Calhoun & Co                         99.608
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Balanced Fund--Class K                    Calhoun & Co                         99.219
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Michigan Tax-Free Bond Fund--Class K      Calhoun & Co                         99.986
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Tax-Free Bond Fund--Class K               Calhoun & Co                         98.863
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Large-Cap Value Fund--Class K             Calhoun & Co                         99.879
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

U.S. Government Income Fund--Class K      Calhoun & Co                         99.802
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

                                                                         Percentage of Class
Name of Fund and Class                         Name and Address            Outstanding (%)
----------------------                         ----------------          -------------------

Multi-Season Growth Fund--Class K      Calhoun & Co                             97.729
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Real Estate Equity Investment--Class K Calhoun & Co                            100.000
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

International Bond Fund--Class K       Calhoun & Co                             99.965
                                       C/O Comerica Bank
                                       Attn: Mutual Fund Unit / Mc3446
                                       PO Box 75000 / Mc3446
                                       Detroit, MI 48275

Net Net Fund--Class K                  Calhoun & Co                             99.044
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Liquidity Plus Money Market Fund       National Financial Services Corp         99.893
                                       For The Exclusive Benefit Of
                                       Our Customers
                                       Attn: Mutual Funds 5th Fl
                                       PO Box 3908 Church Street Station
                                       New York NY 10008-3908

Micro-Cap Equity Fund--Class K         Calhoun & Co                             97.216
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Small-Cap Value Fund--Class K          Calhoun & Co                            100.000
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

MidCap Select Fund--Class K            Calhoun & Co                            100.000
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Future Technology Fund--Class K        Calhoun & Co                            100.000
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

Power Plus Fund--Class K               Calhoun & Co                             90.990
                                       C/O Comerica Bank
                                       Attn Mutual Funds Unit Mc 3446
                                       PO Box 75000
                                       Detroit MI 48275-3446

                                                                             Percentage of Class
Name of Fund and Class                             Name and Address            Outstanding (%)
----------------------                             ----------------          -------------------

Power Plus Fund--Class K                  Munder Capital Mgmt                        8.992
                                          Attn Kim Winek
                                          480 Pierce St
                                          Birmingham MI 48103

Institutional S&P MidCap Index--Class K   Calhoun & Co                             100.000
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Institutional S&P SmallCap Index--Class K Calhoun & Co                              99.880
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Institutional Govt Money Market--Class K  Funds Distributor Inc                    100.000
                                          Attn Accounting Dept
                                          60 State Street Suite 1300
                                          Boston MA 02109

International Growth Fund--Class K        Calhoun & Co                             100.000
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Emerging Markets Fund--Class K            Calhoun & Co                              99.996
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Healthcare Fund--Class K                  Calhoun & Co                              65.776
                                          C/O Comerica Bank
                                          Attn: Mutual Fund Unit / Mc3446
                                          PO Box 75000 / Mc3446
                                          Detroit, MI 48275

Healthcare Fund--Class K                  Sema and Co                               18.347
                                          93002521
                                          12 E 49st 41fl
                                          New York, NY 10017

Healthcare Fund--Class K                  Calhoun & Co                              10.271
                                          C/O Comerica Bank
                                          Attn Mutual Funds Unit Mc 3446
                                          PO Box 75000
                                          Detroit MI 48275-3446

Cash Investment Fund--Class A             National Financial Services Corp          83.568
                                          For The Exclusive Benefit Of
                                          Our Customers
                                          Attn: Mutual Funds 5th Fl
                                          P O Box 3908 Church Street Station
                                          New York NY 10008-3908

                                                                            Percentage of Class
Name of Fund and Class                         Name and Address               Outstanding (%)
----------------------                         ----------------             -------------------

Tax-Free Money Market Fund--Class A National Financial Services Corp              97.545
                                    For The Exclusive Benefit Of
                                    Our Customers
                                    Attn: Mutual Funds 5th Fl
                                    P O Box 3908 Church Street Station
                                    New York NY 10008-3908

U.S. Treasury Money Market Fund--A  National Financial Services Corp              91.301
                                    For The Exclusive Benefit Of
                                    Our Customers
                                    Attn: Mutual Funds 5th Fl
                                    PO Box 3908 Church Street Station
                                    New York NY 10008-3908

Small Company Growth Fund--Class A  Merrill Lynch Pierce Fenner & Smith Fbo       18.805
                                    The Sole Benefit Of Its Customers
                                    Attn Fund Administration (97xxx)
                                    4800 Deer Lake Dr E 2nd Fl
                                    Jacksonville FL 32246-6484

Small Company Growth Fund--Class A  Nfsc Febo # 0xa-624764                         7.132
                                    Nfsc/Fmtc Ira
                                    Fbo Martin E Laker
                                    2120 Bloomfield Woods Ct
                                    West Bloomfield MI 48323

Index 500 Fund--Class A             Merrill Lynch Pierce Fenner & Smith Fbo       18.399
                                    The Sole Benefit Of Its Customers
                                    Attn Fund Administration (97xxx)
                                    4800 Deer Lake Dr E 2nd Fl
                                    Jacksonville FL 32246-6484

International Equity Fund--Class A  Lasalle Bank National Association             14.300
                                    Omnibus 76
                                    PO Box 1443
                                    Chicago IL 60690-1443

International Equity Fund--Class A  Merrill Lynch Pierce Fenner & Smith Fbo        7.871
                                    The Sole Benefit Of Its Customers
                                    Attn Fund Administration (97xxx)
                                    4800 Deer Lake Dr E 2nd Fl
                                    Jacksonville FL 32246-6484

Intermediate Bond Fund--Class A     Merrill Lynch Pierce Fenner & Smith Fbo        7.971
                                    The Sole Benefit Of Its Customers
                                    Attn Fund Administration (97xxx)
                                    4800 Deer Lake Dr E 2nd Fl
                                    Jacksonville FL 32246-6484

Bond Fund--Class A                  Circle Trust Company Co Cust Fbo              29.617
                                    Goldk Omnibus Account
                                    Metro Center
                                    One Station Place
                                    Stamford CT 06902

Bond Fund--Class A                  Merrill Lynch Pierce Fenner & Smith Fbo       19.700
                                    The Sole Benefit Of Its Customers
                                    Attn Fund Administration (97xxx)
                                    4800 Deer Lake Dr E 2nd Fl
                                    Jacksonville FL 32246-6484

                                                                                  Percentage of Class
Name of Fund and Class                               Name and Address               Outstanding (%)
----------------------                               ----------------             -------------------

Bond Fund--Class A                        Painewebber For The Benefit Of                 6.156
                                          Comerica Bank,Ttee Emory Ford
                                          Residuary T/U/W Dtd 7/31/70
                                          (Mutual Fund Acct)
                                          500 Woodward Ave Mc 3300
                                          Detroit MI 48226-3416

Tax-Free Short-Intermediate Bond--Class A Merrill Lynch Pierce Fenner & Smith Fbo       57.391
                                          The Sole Benefit Of Its Customers
                                          Attn Fund Administration (97xxx)
                                          4800 Deer Lake Dr E 2nd Fl
                                          Jacksonville FL 32246-6484

Tax-Free Short-Intermediate Bond--Class A David M Lietzke &                              9.314
                                          Nancy K Lietzke Ttees
                                          The Lietzke Family Trust
                                          U/A Dtd 05/26/1993
                                          21847 Villa Oaks Ln
                                          Saratoga CA 95070

Balanced Fund--Class A                    Merrill Lynch Pierce Fenner & Smith Fbo       20.955
                                          The Sole Benefit Of Its Customers
                                          Attn Fund Administration (97xxx)
                                          4800 Deer Lake Dr E 2nd Fl
                                          Jacksonville FL 32246-6484

Balanced Fund--Class A                    Community Bank Na Cust                        15.710
                                          Fbo Hanys 401k Plan
                                          1500 Genesee St
                                          Utica NY 13502

Balanced Fund--Class A                    Wells Fargo Bank West Na Cust                  5.044
                                          Fbo County Of Tulare
                                          Deferred Compensation Plan
                                          C/O Great-West
                                          8515 E Orchard Rd Apt 2t2
                                          Englewood CO 80111-5037

Michigan Tax-Free Bond Fund--Class A      Robert W Baird & Co. Inc.                     17.655
                                          A/C 1998-2472
                                          777 East Wisconsin Avenue
                                          Milwaukee WI 53202-5391

Michigan Tax-Free Bond Fund--Class A      Suzanne Mckeown                                5.334
                                          9669 Steep Hollow Dr
                                          White Lake MI 48386

Michigan Tax-Free Bond Fund--Class A      Nfsc Febo # 0rj-333751                         5.268
                                          Timothy Lowell Westbay Ttee
                                          Timothy Lowell Westbay Rev
                                          Living Tr, U/A 3/8/83
                                          46502 Darwood Ct.
                                          Plymouth MI 48170

Tax-Free Bond Fund--Class A               Merrill Lynch Pierce Fenner & Smith Fbo       24.030
                                          The Sole Benefit Of Its Customers
                                          Attn Fund Administration (97xxx)
                                          4800 Deer Lake Dr E 2nd Fl
                                          Jacksonville FL 32246-6484

                                                                               Percentage of Class
Name of Fund and Class                            Name and Address               Outstanding (%)
----------------------                            ----------------             -------------------

Tax-Free Bond Fund--Class A            Ftc & Co                                      15.941
                                       Attn: Datalynx # 00540
                                       PO Box 173736
                                       Denver, CO 80217-3736

Large-Cap Value Fund--Class A          Merrill Lynch Pierce Fenner & Smith Fbo        9.275
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

U.S. Government Income Fund--Class A   Merrill Lynch Pierce Fenner & Smith Fbo        7.352
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Multi-Season Growth Fund--Class A      Merrill Lynch Pierce Fenner & Smith Fbo       31.165
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Real Estate Equity Investment--Class A Merrill Lynch Pierce Fenner & Smith Fbo       26.365
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Real Estate Equity Investment--Class A Nfsc Febo # Cht-048763                         6.738
                                       Gordon B & Hilda B Lowell Ttee
                                       Lowell-Kangas & Assoc Of St
                                       Louis P/S Tr, U/A 12/6/72
                                       2055 North Ballas Road
                                       St Louis MO 63131

Real Estate Equity Investment--Class A Industricorp & Co                              5.242
                                       Fbo 1333354006
                                       312 Central Ave Se Ste 508
                                       Minneapolis MN 55414

International Bond Fund--Class A       H&R Block Financial Advisors                  43.148
                                       A/C 8534-1024
                                       The Dime Building
                                       719 Griswold Street, Ste 1700
                                       Detroit, MI 48226

International Bond Fund--Class A       Wexford Clearing Services Corp Fbo             9.925
                                       Strategic Alliance Ptrns, Llc
                                       30 S Wacker Dr Ste 1920
                                       Chicago IL 60606-7400

International Bond Fund--Class A       Wexford Clearing Services Corp Fbo             8.746
                                       Caffyn Family Ltd. E
                                       Custom House
                                       25 Eden Quay
                                       Dublin 1
                                       Ireland

                                                                         Percentage of Class
Name of Fund and Class                      Name and Address               Outstanding (%)
----------------------                      ----------------             -------------------

International Bond Fund--Class A Wexford Clearing Services Corp Fbo             7.300
                                 Reynolds Family Ltd. E
                                 Custom House
                                 25 Eden Quay
                                 Dublin 1
                                 Ireland

International Bond Fund--Class A Bny Clearing Services Llc                      5.241
                                 A/C 2131-8790
                                 Cusco 401 Ltd Iv
                                 111 East Kilbourn Avenue
                                 Milwaukee WI 53202

Net Net Fund--Class A            Merrill Lynch Pierce Fenner & Smith Fbo       17.163
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Micro-Cap Equity Fund--Class A   Merrill Lynch Pierce Fenner & Smith Fbo       12.278
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Micro-Cap Equity Fund--Class A   Charles Schwab & Co Inc                       11.052
                                 Special Custody Acct For The
                                 Benefit Of Customers
                                 Attn Mutual Funds
                                 101 Montgomery Street
                                 San Francisco CA 94104

Small-Cap Value Fund--Class A    Merrill Lynch Pierce Fenner & Smith Fbo       12.477
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Small-Cap Value Fund--Class A    Circle Trust Company Co Cust Fbo               7.533
                                 Goldk Omnibus Account
                                 Metro Center
                                 One Station Place
                                 Stamford CT 06902

Small-Cap Value Fund--Class A    Carn & Co #02133201                            5.310
                                 Fbo Kasle Steel Corp Svgs Plan
                                 Attn: Mutual Funds-Star
                                 PO Box 96211
                                 Washington, DC 20090-6211

MidCap Select Fund--Class A      Sterling Trust Co Cust                         8.988
                                 Fbo Dynamicsoft Inc
                                 1380 Lawrence St Ste 1400
                                 Denver CO 80204

MidCap Select Fund--Class A      Security Trust Co Ttee Fbo                     7.056
                                 Golden State Foods Corp Salaried
                                 401 K Savings & Retirement Plan
                                 2390 East Camelback Rd Ste 240
                                 Phoenix AZ 85016

                                                                        Percentage of Class
Name of Fund and Class                     Name and Address               Outstanding (%)
----------------------                     ----------------             -------------------

MidCap Select Fund--Class A     Merrill Lynch Pierce Fenner & Smith Fbo        6.541
                                The Sole Benefit Of Its Customers
                                Attn Fund Administration (97xxx)
                                4800 Deer Lake Dr E 2nd Fl
                                Jacksonville FL 32246-6484

Future Technology Fund--Class A Merrill Lynch Pierce Fenner & Smith Fbo        9.465
                                The Sole Benefit Of Its Customers
                                Attn Fund Administration (97xxx)
                                4800 Deer Lake Dr E 2nd Fl
                                Jacksonville FL 32246-6484

Power Plus Fund--Class A        Merrill Lynch Pierce Fenner & Smith Fbo       21.080
                                The Sole Benefit Of Its Customers
                                Attn Fund Administration (97xxx)
                                4800 Deer Lake Dr E 2nd Fl
                                Jacksonville FL 32246-6484

Fund Of Funds--Class A          Merrill Lynch Pierce Fenner & Smith Fbo       14.814
                                The Sole Benefit Of Its Customers
                                Attn Fund Administration (97xxx)
                                4800 Deer Lake Dr E 2nd Fl
                                Jacksonville FL 32246-6484

Fund Of Funds--Class A          Bradley D Host                                 9.300
                                Laura W Host Jtwros
                                639 Puritan
                                Birmingham MI 48009-4635

Fund Of Funds--Class A          Sterling Trust Co Cust                         7.065
                                Fbo Ohio State Home Svcs Inc
                                1380 Lawrence St Ste 1400
                                Denver CO 80204

International Growth--Class A   Sarah M Repel                                 10.199
                                543 Sheridan Rd
                                Evanston IL 60202-0000

International Growth--Class A   E Curtis Matthews Jr                           9.476
                                1420 Davis St
                                Evanston IL 60201

International Growth--Class A   Linda H Matthews Cust                          7.188
                                E Curtis Matthews Iii Utma/Il
                                1420 Davis St
                                Evanston IL 60201-4008

International Growth--Class A   Linda H Matthews Cust                          5.219
                                Clark W Matthews Utma/Il
                                1420 Davis St
                                Evanston IL 60201-4008

Emerging Markets Fund--Class A  Merrill Lynch Pierce Fenner & Smith Fbo       18.043
                                The Sole Benefit Of Its Customers
                                Attn Fund Administration (97xxx)
                                4800 Deer Lake Dr E 2nd Fl
                                Jacksonville FL 32246-6484

                                                                                Percentage of Class
Name of Fund and Class                             Name and Address               Outstanding (%)
----------------------                             ----------------             -------------------

Emerging Markets Fund--Class A          Charles Schwab & Co Inc                        7.076
                                        Special Custody Acct For The
                                        Benefit Of Customers
                                        Attn Mutual Funds
                                        101 Montgomery Street
                                        San Francisco CA 94104

Healthcare Fund--Class A                Merrill Lynch Pierce Fenner & Smith Fbo       18.321
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Small Company Growth Fund--Class B      Merrill Lynch Pierce Fenner & Smith Fbo       52.931
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Index 500 Fund--Class B                 Merrill Lynch Pierce Fenner & Smith Fbo       30.327
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

International Equity Fund--Class B      Merrill Lynch Pierce Fenner & Smith Fbo       30.192
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Intermediate Bond Fund--Class B         Merrill Lynch Pierce Fenner & Smith Fbo       46.536
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Bond Fund--Class B                      Merrill Lynch Pierce Fenner & Smith Fbo       38.186
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Tax-Free Short-Intermediate Bond Fund-- Merrill Lynch Pierce Fenner & Smith Fbo       57.010
 Class B                                The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Balanced Fund--Class B                  Merrill Lynch Pierce Fenner & Smith Fbo       25.187
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Michigan Tax-Free Bond Fund--Class B    Merrill Lynch Pierce Fenner & Smith Fbo       26.412
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

                                                                               Percentage of Class
Name of Fund and Class                            Name and Address               Outstanding (%)
----------------------                            ----------------             -------------------

Michigan Tax-Free Bond Fund--Class B   Pershing Llc                                  12.558
                                       P.O. Box 2052
                                       Jersey City NJ 07303-9998

Michigan Tax-Free Bond Fund--Class B   Salomon Smith Barney Inc.                      8.727
                                       122308144
                                       333 West 34th St--3rd Floor
                                       New York NY 10001

Tax-Free Bond Fund--Class B            Merrill Lynch Pierce Fenner & Smith Fbo       35.110
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Tax-Free Bond Fund--Class B            Prudential Securities Inc. Fbo                10.994
                                       Helen C Cannon Ttee
                                       Parker Family Trust
                                       Ua Dtd 04/22/85
                                       605 Lacy Ln
                                       Las Vegas NV 89107-4453

Tax-Free Bond Fund--Class B            First Clearing Corporation                     7.224
                                       A/C 8956-9080
                                       Dorothy A Zahn
                                       547 Sylvan Road
                                       River Vale NJ 07675

Large-Cap Value Fund--Class B          Merrill Lynch Pierce Fenner & Smith Fbo       44.094
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

U.S. Government Income Fund--Class B   Merrill Lynch Pierce Fenner & Smith Fbo       41.343
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Multi-Season Growth Fund--Class B      Merrill Lynch Pierce Fenner & Smith Fbo       30.521
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Real Estate Equity Investment--Class B Merrill Lynch Pierce Fenner & Smith Fbo       32.048
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

International Bond Fund--Class B       Merrill Lynch Pierce Fenner & Smith Fbo       12.109
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

                                                                         Percentage of Class
Name of Fund and Class                      Name and Address               Outstanding (%)
----------------------                      ----------------             -------------------

International Bond Fund--Class B Rbc Dain Rauscher Fbo                          6.570
                                 Boog-Scott Family Ltd Partnership
                                 John Boog-Scott Gen'l Partner
                                 4232 Danmire
                                 Richardson TX 75082

International Bond Fund--Class B First Clearing Corporation                     6.560
                                 A/C 8195-2582
                                 Roy Wedge
                                 4016 Champions Drive
                                 Lufkin TX 75901-7755

International Bond Fund--Class B Morgan Keegan & Company, Inc.                  5.305
                                 Fbo Morgan Keegan C/F
                                 William Michael Cox Ira
                                 4487 Old Country Way
                                 Snellville GA 30039

Net Net Fund--Class B            Merrill Lynch Pierce Fenner & Smith Fbo       24.271
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Micro-Cap Equity Fund--Class B   Merrill Lynch Pierce Fenner & Smith Fbo       25.675
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Small-Cap Value Fund--Class B    Merrill Lynch Pierce Fenner & Smith Fbo       38.836
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Midcap Select Fund--Class B      Merrill Lynch Pierce Fenner & Smith Fbo       26.095
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Future Technology Fund--Class B  Merrill Lynch Pierce Fenner & Smith Fbo       19.708
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Power Plus Fund--Class B         Merrill Lynch Pierce Fenner & Smith Fbo       33.267
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Fund Of Funds--Class B           Merrill Lynch Pierce Fenner & Smith Fbo       34.895
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

                                                                           Percentage of Class
Name of Fund and Class                        Name and Address               Outstanding (%)
----------------------                        ----------------             -------------------

Fund Of Funds--Class B             Sterling Trust Company Ttee Fbo                7.335
                                   Dennis L Pesek Acct# 019320
                                   PO Box 2526
                                   Waco TX 76702-2526

International Growth--Class B      Merrill Lynch Pierce Fenner & Smith Fbo       22.034
                                   The Sole Benefit Of Its Customers
                                   Attn Fund Administration (97xxx)
                                   4800 Deer Lake Dr E 2nd Fl
                                   Jacksonville FL 32246-6484

International Growth--Class B      First Clearing Corporation                     5.541
                                   A/C 7504-0828
                                   Martha Sewell (Ira)
                                   Fcc As Custodian
                                   2857 Plaza Rojo
                                   Santa Fe NM 87507-6521

Emerging Markets Fund--Class B     Merrill Lynch Pierce Fenner & Smith Fbo       29.222
                                   The Sole Benefit Of Its Customers
                                   Attn Fund Administration (97xxx)
                                   4800 Deer Lake Dr E 2nd Fl
                                   Jacksonville FL 32246-6484

Healthcare Fund--Class B           Merrill Lynch Pierce Fenner & Smith Fbo       29.374
                                   The Sole Benefit Of Its Customers
                                   Attn Fund Administration (97xxx)
                                   4800 Deer Lake Dr E 2nd Fl
                                   Jacksonville FL 32246-6484

Small Company Growth Fund--Class C Merrill Lynch Pierce Fenner & Smith Fbo       38.627
                                   The Sole Benefit Of Its Customers
                                   Attn Fund Administration (97xxx)
                                   4800 Deer Lake Dr E 2nd Fl
                                   Jacksonville FL 32246-6484

International Equity Fund--Class C Merrill Lynch Pierce Fenner & Smith Fbo       65.479
                                   The Sole Benefit Of Its Customers
                                   Attn Fund Administration (97xxx)
                                   4800 Deer Lake Dr E 2nd Fl
                                   Jacksonville FL 32246-6484

International Equity Fund--Class C Pfpc Trust Company As Custodian                5.669
                                   Fbo Thomas F Casey
                                   R/O Ira
                                   19 W Emerson Street
                                   Melrose MA 02176

Intermediate Bond Fund--Class C    Merrill Lynch Pierce Fenner & Smith Fbo       35.274
                                   The Sole Benefit Of Its Customers
                                   Attn Fund Administration (97xxx)
                                   4800 Deer Lake Dr E 2nd Fl
                                   Jacksonville FL 32246-6484

Intermediate Bond Fund--Class C    Nfsc Febo # Apw-019216                        10.930
                                   Nfs/Fmtc Ira
                                   Fbo Perry A Hildebrand
                                   10506 Rosemont Court
                                   Fort Myers FL 33908

                                                                                Percentage of Class
Name of Fund and Class                             Name and Address               Outstanding (%)
----------------------                             ----------------             -------------------

Intermediate Bond Fund--Class C         Wexford Clearing Services Corp Fbo             5.174
                                        Edith Wolpert
                                        202 Wyoming Ave
                                        Maplewood NJ 07040-2034

Intermediate Bond Fund--Class C         Salomon Smith Barney Inc.                      5.145
                                        00114a00002
                                        333 West 34th St--3rd Floor
                                        New York, New York 10001

Bond Fund--Class C                      Merrill Lynch Pierce Fenner & Smith Fbo       40.217
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Bond Fund--Class C                      Prudential Securities Inc. Fbo                 8.348
                                        Mrs Marcia D Burke &
                                        Mr Philip Burke Jt Ten
                                        40 Gregory St
                                        Marblehead MA 01945-3242

Bond Fund--Class C                      Prudential Securities Inc. Fbo                 8.328
                                        Mrs Marcia D Burke &
                                        Mr Philip Burke Jt Ten
                                        40 Gregory St
                                        Marblehead MA 01945-3242

Tax-Free Short-Intermediate Bond Fund-- Merrill Lynch Pierce Fenner & Smith Fbo       62.087
 Class C                                The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Tax-Free Short-Intermediate Bond Fund-- Gregory J Schwartz & Co In Fbo                10.549
 Class C                                Donald L Gundle
                                        Marie J Gundle
                                        Jt Ten/Wros
                                        34411 Quaker Valley
                                        Farmington Hls MI 48331

Tax-Free Short-Intermediate Bond Fund-- Lpl Financial Services                         9.741
 Class C                                A/C 3320-3200
                                        9785 Towne Centre Drive
                                        San Diego CA 92121-1968

Balanced Fund--Class C                  Merrill Lynch Pierce Fenner & Smith Fbo       27.789
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

Michigan Tax-Free Bond Fund--Class C    Merrill Lynch Pierce Fenner & Smith Fbo       94.933
                                        The Sole Benefit Of Its Customers
                                        Attn Fund Administration (97xxx)
                                        4800 Deer Lake Dr E 2nd Fl
                                        Jacksonville FL 32246-6484

                                                                               Percentage of Class
Name of Fund and Class                            Name and Address               Outstanding (%)
----------------------                            ----------------             -------------------

Tax-Free Bond Fund--Class C            Merrill Lynch Pierce Fenner & Smith Fbo       46.431
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Tax-Free Bond Fund--Class C            Prudential Securities Inc. Fbo                17.074
                                       Global Analytical
                                       Van Engelen Weg 27
                                       Willemstad Curacao
                                       Netherlands Antilles

Tax-Free Bond Fund--Class C            Prudential Securities Inc. Fbo                 8.925
                                       Mrs Asako Shibata Ttee
                                       Asako Shibata, Trustee Of The
                                       Asako Shibata Trust Ua Dtd
                                       35068
                                       Gardena CA 90247-5617

Large-Cap Value Fund--Class C          Merrill Lynch Pierce Fenner & Smith Fbo       31.023
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

U.S. Government Income Fund--Class C   Merrill Lynch Pierce Fenner & Smith Fbo       42.111
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Multi-Season Growth Fund--Class C      Merrill Lynch Pierce Fenner & Smith Fbo       52.448
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Real Estate Equity Investment--Class C Merrill Lynch Pierce Fenner & Smith Fbo       22.495
                                       The Sole Benefit Of Its Customers
                                       Attn Fund Administration (97xxx)
                                       4800 Deer Lake Dr E 2nd Fl
                                       Jacksonville FL 32246-6484

Real Estate Equity Investment--Class C Prudential Securities Inc. Fbo                 6.811
                                       Mr Peter M Oram
                                       Ira Dtd 03/13/00
                                       2728 Baltic Cir
                                       Las Vegas NV 89121-1107

Real Estate Equity Investment--Class C A G Edwards & Sons Inc Fbo                     5.022
                                       Dick Rice Ttee
                                       Evelyn E Claxton
                                       A/C 0154-309314
                                       One North Jefferson
                                       St Louis MO 63103-2287

                                                                         Percentage of Class
Name of Fund and Class                      Name and Address               Outstanding (%)
----------------------                      ----------------             -------------------

International Bond Fund--Class C Merrill Lynch Pierce Fenner & Smith Fbo       24.442
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

International Bond Fund--Class C Lehman Brothers, Inc.                          7.403
                                 834-68987-14
                                 101 Hudson Street, 31st Floor
                                 Jersey City, NJ 07302

International Bond Fund--Class C Prudential Securities Inc. Fbo                 7.152
                                 Mr Stuart B Hirsch
                                 11 East Pkwy
                                 Clifton NJ 07014-1201

International Bond Fund--Class C Prudential Securities Inc. Fbo                 5.661
                                 Gail Sullinger Ps Plan Dtd
                                 37008
                                 Fbo Mrs Gail Sullinger
                                 27 Glen Dr
                                 Bardonia NY 10954-1507

International Bond Fund--Class C Prudential Securities Inc. Fbo                 5.077
                                 Mr Thurlow C Morgan
                                 Ira Rollover Dtd 03/15/02
                                 5 Thornwood Dr
                                 New City NY 10956-3411

International Bond Fund--Class C Prudential Securities Inc. Fbo                 5.018
                                 Mrs Louise Cuomo
                                 Ira Dtd 06/20/01
                                 4 Burd St
                                 Nyack NY 10960-3230

Net Net Fund--Class C            Merrill Lynch Pierce Fenner & Smith Fbo       30.371
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Micro-Cap Equity Fund--Class C   Merrill Lynch Pierce Fenner & Smith Fbo       37.464
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

Small-Cap Value Fund--Class C    Merrill Lynch Pierce Fenner & Smith Fbo       46.462
                                 The Sole Benefit Of Its Customers
                                 Attn Fund Administration (97xxx)
                                 4800 Deer Lake Dr E 2nd Fl
                                 Jacksonville FL 32246-6484

International Growth--Class C    Painewebber For The Benefit Of                22.981
                                 Ambrose Hamm Trustee
                                 U/A/D 3/26/1982
                                 Fbo: Keith Hamm Sr Trust
                                 PO Box 955
                                 Branchville NJ 07826-0955

                                                                              Percentage of Class
Name of Fund and Class                           Name and Address               Outstanding (%)
----------------------                           ----------------             -------------------

International Growth--Class C         Merrill Lynch Pierce Fenner & Smith Fbo       11.117
                                      The Sole Benefit Of Its Customers
                                      Attn Fund Administration (97xxx)
                                      4800 Deer Lake Dr E 2nd Fl
                                      Jacksonville FL 32246-6484

International Growth--Class C         Pershing LLC                                   7.777
                                      P.O. Box 2052
                                      Jersey City NJ 07303-9998

International Growth--Class C         Pershing LLC                                   7.142
                                      PO Box 2052
                                      Jersey City NJ 07303-9998

International Growth--Class C         Painewebber For The Benefit Of                 5.689
                                      Richard Beyrer
                                      Cathleen Beyrer Jtwros
                                      14 Cheryl Ct
                                      Mahopac NY 10541-2813

Emerging Markets Fund--Class C        Pfpc Trust Company As Custodian                8.541
                                      Fbo Thomas F Casey
                                      R/O Ira
                                      19 W Emerson Street
                                      Melrose MA 02176

Emerging Markets Fund--Class C        Merrill Lynch Pierce Fenner & Smith Fbo        8.102
                                      The Sole Benefit Of Its Customers
                                      Attn Fund Administration (97xxx)
                                      4800 Deer Lake Dr E 2nd Fl
                                      Jacksonville FL 32246-6484

Emerging Markets Fund--Class C        Pershing LLC                                   8.071
                                      P.O. Box 2052
                                      Jersey City NJ 07303-9998

Emerging Markets Fund--Class C        Nfsc Febo # 0s3-024430                         6.383
                                      Ernest E Elliott
                                      Cathy Elliott
                                      35 Woodside Drive
                                      Bolton MA 01740

Emerging Markets Fund--Class C        Ferris, Baker Watts, Inc                       5.598
                                      Fbw C/F Kiernan Frances B
                                      A/C 3202-1313
                                      3801 Canterbury Road #1002
                                      Baltimore MD 21218-2379

Healthcare Fund--Class C              Merrill Lynch Pierce Fenner & Smith Fbo       27.544
                                      The Sole Benefit Of Its Customers
                                      Attn Fund Administration (97xxx)
                                      4800 Deer Lake Dr E 2nd Fl
                                      Jacksonville FL 32246-6484

Institutional S&P MidCap Index Equity Calhoun & Co                                  99.929
 Fund--Class Y                        C/O Comerica Bank
                                      Attn Mutual Funds Unit Mc 3446
                                      Po Box 75000
                                      Detroit MI 48275-3446

                                                                                 Percentage of Class
Name of Fund and Class                              Name and Address               Outstanding (%)
----------------------                              ----------------             -------------------

Institutional S&P SmallCap Index Equity  Calhoun & Co                                  100.000
 Fund--Class Y                           C/O Comerica Bank
                                         Attn Mutual Funds Unit Mc 3446
                                         PO Box 75000
                                         Detroit MI 48275-3446

Institutional Money Market Fund--Class Y Calhoun & Co                                   88.030
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         PO Box 75000
                                         Detroit MI 48275-3455

Institutional Money Market Fund--Class Y Northern Trust Company Cust                     7.137
                                         Fbo Michigan Catastrophic Claims
                                         Association A/C#26-40961/4-595114
                                         PO Box 92956
                                         Chicago IL 60675-2956

Institutional Govt Money Market--Class Y Calhoun & Co                                  100.000
                                         C/O Comerica Bank Detroit
                                         Attn Vicky Froehlich
                                         PO Box 75000
                                         Detroit MI 48275-3455

MidCap Select Fund--Class II             Merrill Lynch Pierce Fenner & Smith Fbo        20.745
                                         The Sole Benefit Of Its Customers
                                         Attn Fund Administration (97xxx)
                                         4800 Deer Lake Dr E 2nd Fl
                                         Jacksonville FL 32246-6484

Future Technology Fund--Class II         Merrill Lynch Pierce Fenner & Smith Fbo        15.122
                                         The Sole Benefit Of Its Customers
                                         Attn Fund Administration (97xxx)
                                         4800 Deer Lake Dr E 2nd Fl
                                         Jacksonville FL 32246-6484

Power Plus Fund--Class II                Merrill Lynch Pierce Fenner & Smith Fbo        21.638
                                         The Sole Benefit Of Its Customers
                                         Attn Fund Administration (97xxx)
                                         4800 Deer Lake Dr E 2nd Fl
                                         Jacksonville FL 32246-6484

--------------------------------------------------------------------------------
                             VOTING ON THE INTERNET

..    Read the Proxy Statement and have this card at hand
..    Log on to www.proxyweb.com
..    Enter the control number shown to the left and follow the on-screen instructions
..    Do not return this paper ballot
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 VOTING BY PHONE

..    Read the Proxy Statement and have this card at hand
..    Call toll-free 1-888-221-0697
..    Enter the control number shown to the left and follow the telephonic instructions
..    Do not return this paper ballot
--------------------------------------------------------------------------------


PROXY CARD                                                            PROXY CARD

The Munder Framlington Funds Trust           SPECIAL MEETING OF SHAREHOLDERS
Munder Emerging Markets Fund                 APRIL 28, 2003
                                             This Proxy is Solicited on Behalf
                                             of the Board of Trustees.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Mary Ann Shumaker or either one of them, attorneys, with full power of substitution to vote all shares of the above referenced fund (Fund) of The Munder Framlington Funds Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Community House, Adams Room, 380 South Bates Street, Birmingham, MI 48009 on Monday, April 28, 2003 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                      Dated
                                            ------------------------------------






                                      ------------------------------------------
                                      Signature

                                      Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.

                                                                     Munder XXXX

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                  ---


1.   ELECTIONS OF TRUSTEE NOMINEES:

         FOR         WITHHOLD
     all nominees  all nominees
         [_]            [_]

     01) David J. Brophy           05) John Engler
     02) Joseph E. Champagne       06) Michael T. Monahan
     03) Thomas D. Eckert          07) Arthur T. Porter
     04) Charles W. Elliott        08) John Rakolta, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s) on the line below.)

--------------------------------------------

                                                           FOR  AGAINST  ABSTAIN

2.   To approve the Agreement and Plan of Reorganization   [_]    [_]      [_]
     and Redomiciliation that provides for the Reorganization of the Fund from a series of The
     Munder Framlington Funds Trust, a Massachusetts business trust, to a series of Munder Series Trust, a Delaware statutory trust.

                                                           FOR  AGAINST  ABSTAIN
                                                           ALL    ALL      ALL

3.   To approve the elimination or amendment of the        [_]    [_]      [_]
     following fundamental investment restrictions of the Fund:

     a.   Diversification               g.   Industry Concentration

     b.   Borrowing Money               h.   Investments in Commodities

     c.   Issuing Senior Securities     i.   Pledging, Mortgaging, and Hypothecating Assets

     d.   Underwriting Securities       k.   Investments for Control Over Issuer

     e.   Investments in Real Estate    o.   Margin Activities and Short Selling

     f.   Making Loans                  p.   Investments in Reverse Repurchase Agreements

If you do not wish to approve a particular investment restriction amendment write the letter(s) of the sub-proposal on the line below.

-----------------------------------------------------------

                             VOTING ON THE INTERNET

--------------------------------------------------------------------------------
..    Read the Proxy Statement and have this card at hand
..    Log on to www.proxyweb.com
..    Enter the control number shown to the left and follow the on-screen instructions
..    Do not return this paper ballot
--------------------------------------------------------------------------------

                                 VOTING BY PHONE

--------------------------------------------------------------------------------
..    Read the Proxy Statement and have this card at hand
..    Call toll-free 1-888-221-0697
..    Enter the control number shown to the left and follow the telephonic instructions
..    Do not return this paper ballot
--------------------------------------------------------------------------------


PROXY CARD                                                           PROXY CARD

The Munder Framlington Funds Trust      SPECIAL MEETING OF SHAREHOLDERS
Munder Healthcare Fund                  APRIL 28, 2003
                                        This Proxy is Solicited on Behalf of the Board of Trustees.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Mary Ann Shumaker or either one of them, attorneys, with full power of substitution to vote all shares of the above referenced fund (Fund) of The Munder Framlington Funds Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Community House, Adams Room, 380 South Bates Street, Birmingham, MI 48009, April 28, 2003 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                     Dated
                                           -------------------------------------







                                     -------------------------------------------
                                     Signature


                                     Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.

                                                                     Munder XXXX

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                  ---

1.   ELECTIONS OF TRUSTEE NOMINEES:

         FOR         WITHHOLD
     all nominees  all nominees
         [_]            [_]

     01) David J. Brophy           05) John Engler
     02) Joseph E. Champagne       06) Michael T. Monahan
     03) Thomas D. Eckert          07) Arthur T. Porter
     04) Charles W. Elliott        08) John Rakolta, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s) on the line below.)

--------------------------------------------

                                                           FOR  AGAINST  ABSTAIN

2.   To approve the Agreement and Plan of Reorganization   [_]    [_]      [_]
     and Redomiciliation that provides for the
     Reorganization of the Fund from a series of The
     Munder Framlington Funds Trust, a Massachusetts
     business trust, to a series of Munder Series Trust,
     a Delaware statutory trust.
                                                           FOR  AGAINST  ABSTAIN
                                                           ALL    ALL     ALL

3.   To approve the elimination or amendment of the        [_]    [_]      [_]
     following fundamental investment restrictions of the Fund:

     a.   Diversification                 g.   Industry Concentration

     b.   Borrowing Money                 h.   Investments in Commodities

     c.   Issuing Senior Securities       i.   Pledging, Mortgaging, and Hypothecating Assets

     d.   Underwriting Securities         k.   Investments for Control Over Issuer

     e.   Investments in Real Estate      o.   Margin Activities and Short Selling

     f.   Making Loans                    p.   Investments in Reverse Repurchase Agreements

If you do not wish to approve a particular investment restriction amendment write the letter(s) of the sub-proposal on the line below.

-----------------------------------------------------------

                             VOTING ON THE INTERNET

--------------------------------------------------------------------------------
..    Read the Proxy Statement and have this card at hand
..    Log on to www.proxyweb.com
..    Enter the control number shown to the left and follow the on-screen instructions
..    Do not return this paper ballot
--------------------------------------------------------------------------------

                                 VOTING BY PHONE

--------------------------------------------------------------------------------
..    Read the Proxy Statement and have this card at hand
..    Call toll-free 1-888-221-0697
..    Enter the control number shown to the left and follow the telephonic instructions
..    Do not return this paper ballot
--------------------------------------------------------------------------------


PROXY CARD                                                           PROXY CARD

The Munder Framlington Funds Trust           SPECIAL MEETING OF SHAREHOLDERS
Munder International Growth Fund             APRIL 28, 2003
                                             This Proxy is Solicited on
                                             Behalf of the Board of Trustees.


The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Mary Ann Shumaker or either one of them, attorneys, with full power of substitution to vote all shares of the above referenced fund (Fund) of The Munder Framlington Funds Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Community House, Adams Room, 380 South Bates Street, Birmingham, MI 48009, on Monday, April 28, 2003 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                         Dated _________________________________



                                         _______________________________________
                                         Signature


Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.
                                                                    Munder XXXX

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                  ---

1.   ELECTIONS OF TRUSTEE NOMINEES:

         FOR         WITHHOLD
     all nominees  all nominees
         [_]            [_]

     01) David J. Brophy           05) John Engler
     02) Joseph E. Champagne       06) Michael T. Monahan
     03) Thomas D. Eckert          07) Arthur T. Porter
     04) Charles W. Elliott        08) John Rakolta, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s) on the line below.)

--------------------------------------------

                                                           FOR  AGAINST  ABSTAIN

2.   To approve the Agreement and Plan of Reorganization   [_]    [_]      [_]
     and Redomiciliation that provides for the
     Reorganization of the Fund from a series of The
     Munder Framlington Funds Trust, a Massachusetts
     business trust, to a series of Munder Series Trust,
     a Delaware statutory trust.
                                                           FOR  AGAINST  ABSTAIN
                                                           ALL    ALL     ALL

3.   To approve the elimination or amendment of the        [_]    [_]      [_]
     following fundamental investment restrictions of the Fund:

     a.   Diversification                 g.   Industry Concentration

     b.   Borrowing Money                 h.   Investments in Commodities

     c.   Issuing Senior Securities       i.   Pledging, Mortgaging, and Hypothecating Assets

     d.   Underwriting Securities         k.   Investments for Control Over Issuer

     e.   Investments in Real Estate      o.   Margin Activities and Short Selling

     f.   Making Loans                    p.   Investments in Reverse Repurchase Agreements

If you do not wish to approve a particular investment restriction amendment write the letter(s) of the sub-proposal on the line below.

-----------------------------------------------------------